UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary information statement

[_] Confidential, for use of the Commission only (as permitted by Rule

14c-5(d)(2))

[_] Definitive information statement

PreCom Technology, Inc.

(Name of Registrant as specified in its Charter)

Payment of filing fee (check the appropriate box):

[_] No fee required

[] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed

(4)Pursuant to Exchange Act Rule 0-11:

Proposed maximum aggregate value of transaction:

(5) Total fee paid: - fee of one-fiftieth of one percent (0.0002) Of the proposed aggregate value of the transaction.

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
$4,348.39

(2) Form, schedule or registration statement no.:
PRE 14C

(3) Filing party:
PreCom Technology, Inc.

(4) date filed:
07/03/2001

TABLE OF CONTENTS

I. LETTER TO SHAREHOLDERS
II. SUMMARY TERM SHEET
A. The Parties	4
B. Key Terms of the Share Exchange Agreement	8
C. Consenting Shareholders	8
D. Regulatory Approvals Required	8
E. Business and Operations of GroupNow	8
F. Reasons for Engaging in this Transaction	9
G. Consideration Offered to Security Holders	9
H. Vote Required For Approval of the Transaction	9
I. Federal Tax Consequences of the Transaction	9
III. THE SHARE EXCHANGE AGREEMENT
A. Background of the Offer and Share Exchange Agreement	10
B. The Parties to the Share Exchange Agreement	11
C. Mergers, Consolidation, Acquisitions and Similar Matters	47
D. Recommendation and Reasons of the PreCom Board For Engaging in the Transaction.	47
E. Material Terms of the Share Exchange Agreement	48
F. Regulatory Approvals Required	52
G. Federal Tax Consequences of the Transaction	52
H. Consideration Offered To Security Holders	53
IV. GENERAL INFORMATION
A. Date, Time, and Place Information	54
B. Dissenter's Rights of Appraisal	55
C. Voting Securities and Principal Holders thereof	55
D. Directors and Executive Officers	55
E. Stock Ownership and Certain Beneficial Owners and Management	60
F. Compensation of Directors and Executive Officers	63
G. Board Meetings and Committees	64
H. Section 16(a) Beneficial Ownership Reporting Compliance	64
I. Amendments of Charter, Bylaws or Other Documents	64
J. Certain Relationships and Related Transactions	64
K. Interest of Certain Person in or Opposition to Matters to be acted upon	64

V.   EXHIBITS

Annex A.   Share Exchange Agreement

Annex B.   Consulting Agreement with Greenwich Financial

PRECOM TECHNOLOGY, INC.
2001 West Main Street, Suite 208
Stamford, CT 06902

July 13, 2001

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record on June 7, 2001, of PreCom Technology, Inc. ("we", "our"), a Florida corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

1. To acquire all of the issued and outstanding shares or stock of GroupNow, Inc. ("GroupNow"), as a wholly owned subsidiary in exchange for 9,453,017 shares of our common stock, par value $.001 ("Common Stock) subject to satisfaction of the terms and conditions set forth in the attached Share Exchange Agreement.

2. To amend our Certificate of Incorporation to change our corporate name to GroupNow, Inc., or a substantially similar name.

3. To reverse split our common stock at a ratio of 1-for-20.

4. To increase the size of the board of directors to nine directors and to select as new directors representatives of GroupNow including: David Simonetti, Mark Elenowitz, Louis Taubman, Thomas Bostic Smith, Allison Creely, Melvyn Estrin, Peter Morris and James Schroeder. Nicholas Calapa will continue to serve on our board of directors following the Share Exchange.

WE ARE NOT ASKING FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

On June 4, 2001, our board of directors fully reviewed and unanimously approved a Share Exchange Agreement with GroupNow, Inc. and its shareholders ("the "Share Exchange Agreement"). (See Annex A of Information Statement). Our board of directors has determined that the consideration provided in the Share Exchange Agreement is fair to our shareholders.

Holders of approximately 52% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

By Order of the Board of Directors,

/s/ Nicholas M. Calapa

Nicholas M. Calapa, President

The date of this Information Statement is September 3, 2001

II. SUMMARY TERM SHEET

This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Share Exchange Agreement is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.

A. THE PARTIES:

  PreCom Technology, Inc. ("PreCom," "we," "our," "us")

  2001 West Main Street, Suite 208
  Stamford, CT 06902
  (203) 961-0306

We were incorporated in September 1996 in the state of Florida. We are currently a "shell" with no business operations. Our business plan has been to seek out business opportunities and/or to merge with another company. We are publicly traded on the OTC Electronic Bulletin Board ("OTCBB") under the symbol PMMT having recently received approval from the NASD to trade on the OTCBB (See Section III, Item B).

  GroupNow, Inc. ("GroupNow")

  2455 East Sunrise Boulevard, Suite 511
  Fort Lauderdale, Florida 33304
  (954)537-2158

GroupNow is a privately held corporation. It was incorporated in February 1999 in the state of Delaware, as VentureNow, Inc. In December 1999, it changed its name to GroupNow, Inc. GroupNow is an integrator, a company focused on acquiring and managing the integration of companies that have common or similar strengths and operations. GroupNow plans to acquire cash flow positive companies in specific industries, and integrate those industry-specific companies into a unified, nationally branded organization that offers much greater growth potential than that of a single company in a traditional market sector (See Section III, Item B).

  B. KEY TERMS OF SHARE EXCHANGE AGREEMENT
    REVERSE SPLIT. Prior to the Share Exchange, PreCom will effect a reverse split of the Common Stock 1-for-20. Following the reverse split, PreCom will have 106,042 shares of common stock, par value $.001, outstanding.

    SHARE EXCHANGE. The shareholders of GroupNow will receive 9,453,017 shares of our Common Stock, par value $.001, for 6,850,000 shares of GroupNow common stock, par value $.001, which are currently all of GroupNow's issued and outstanding stock.

      ELECTION OF DIRECTORS. David J. Simonetti, President and Chief Executive Officer of GroupNow will be appointed as PreCom's President, CEO and a director. Nicholas M. Calapa will resign as our President and CEO, but remain as a director of PreCom after the Share Exchange. Bruce Keller will resign from his positions as our Vice President and Secretary and his successor shall be selected by GroupNow. Upon Mr. Simonetti's appointment, Mr. Keller shall also resign from the board of directors. We intend to expand the size of the board to nine members and appoint Mark Elenowitz, Louis Taubman, Thomas Bostic Smith, Allison Creely, Melvyn Estrin, Peter Morris and James Schroeder. Messrs. Simonetti, Elenowitz, Taubman, Smith, Estrin, Morris, Schroeder and Ms. Creely will not begin their terms until after the expiration of the twenty day period beginning on the later of the date of the filing of this Information Statement with the SEC pursuant to Rule 14C or the date of mailing of this Information Statement to PreCom's shareholders and after completion of the Share Exchange. (See Section IV, Item D).

    NAME CHANGE. In connection with this transaction our Certificate of Incorporation will be amended to change our name GroupNow, Inc., or a substantially similar name. (See Section IV, Item H).

  2. SHARE EXCHANGE

  Shares Being Exchanged. The Shareholders of GroupNow agree to transfer to PreCom, and PreCom agrees to purchase from the shareholders of GroupNow, all of the right, title and interest in their GroupNow stock, representing 100% of the issued and outstanding stock of GroupNow, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature, in exchange for 9,453,017 shares of PreCom Common Stock.

    Pursuant to the Share Exchange, approximately 91% of our Common Stock will be held by the present GroupNow shareholders. Approximately 9% of our Common Stock will be held by our present shareholders.
    As a result of GroupNow and its shareholders owning the 91% of our issued, outstanding and voting stock, they will control our business affairs.

  3. CLOSING
    Time and Place. The Closing will be held as soon as possible at GroupNow's Maryland office located at 15245 Shady Grove Road, Rockville, Maryland, following PreCom's compliance with the shareholder notification requirements of Florida state law and the requirements of Section 14 of the Securities Exchange Act of 1934, as amended.

    Deliveries by the shareholders of GroupNow. At the Closing, GroupNow and its shareholders are delivering to PreCom (unless previously delivered) the following:

      GroupNow will, and will cause its respective representatives to afford PreCom its representatives access to its personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by PreCom;
      furnish PreCom and its representatives with copies of all such contracts, books and records, and other existing documents and data as PreCom may reasonably request in connection with the Share Exchange;
      furnish PreCom and its representatives with such additional financial, operating, and other data and information as PreCom may reasonably request;
      furnish complete copies of all material contracts and other relevant information on a timely basis in order to keep PreCom fully informed of the status of GroupNow's respective business and operations;
      certificates representing the shares of GroupNow duly endorsed or accompanied by stock powers duly executed and otherwise in form acceptable for transfer on the books of the Company;
      a Certificate of Good Standing from the state of Delaware;
      certified copies of the resolutions of the board of directors of GroupNow authorizing the execution of this Agreement and the consummation hereof;
      any further document as may be reasonably requested by counsel to PreCom in order to substantiate any of the representations or warranties of the shareholders of GroupNow set forth in the Share Exchange Agreement; and
      GroupNow will have entered into a finders/consulting agreement with Greenwich Financial Group.

    Deliveries by PreCom. At the Closing, PreCom will deliver to GroupNow (unless previously delivered) the following.

      PreCom will, and will cause its respective representatives to afford GroupNow its representatives access to its personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by GroupNow;
      furnish GroupNow and its representatives with copies of all such contracts, books and records, and other existing documents and data as the GroupNow may reasonably request in connection with the Share Exchange;
      furnish GroupNow and its representatives with such additional financial, operating, and other data and information as GroupNow may reasonably request;
      furnish complete copies of all material contracts and other relevant information on a timely basis in order to keep GroupNow fully informed of the status of PreCom's respective business and operations;
      a Certificate of Good Standing from the state of Florida;
      document demonstrating that PreCom's authorized and issued capital stock is as set forth in the Share Exchange Agreement;
      certified copies of the resolutions of the board of directors of PreCom authorizing the execution of the Share Exchange Agreement and the consummation hereof;
      any further document as may be reasonably requested by counsel to the Shareholders in order to substantiate any of the representations or warranties of PreCom set forth herein;
      David Simonetti will be appointed as President and CEO of PreCom and Nicholas M. Calapa will resign from the positions of President and CEO of PreCom;
      Bruce Keller will resign from his positions as Vice President and Secretary of PreCom and his successor shall be selected by GroupNow;
      the Board of Directors of PreCom will appoint David Simonetti and an individual selected by GroupNow to serve on the Board of Directors of PreCom; and
      Bruce Keller shall resign from PreCom's Board of Directors upon the appointment of David Simonetti and GroupNow's designee. Nicholas M. Calapa shall remain a board member of PreCom (GroupNow, Inc.) following the close of the Share Exchange.

  4. CONDITIONS PRECEDENT TO THE SHARE EXCHANGE AGREEMENT
      Reverse Stock Split. In anticipation of the Share Exchange, PreCom will effect a reverse split of its Common Stock 1-for-20. Following the reverse split, PreCom will have 106,042 shares of common stock, par value $.001, outstanding.
      Name Change. PreCom will amend its by laws to change its name to GroupNow, Inc., or a substantially similar name.
      The Boards of Directors. The Board of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the Share Exchange, in accordance with 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. This U.S. tax provision provides that no gain or loss be recognized from a statutory merger of two corporations.
      The Shareholders of PreCom. The Board of directors and a majority of the shareholders of PreCom shall have executed and delivered a written consent whereby they have approved the Share Exchange Agreement and the Share Exchange Agreement shall have been approved and adopted by the Board of Directors of PreCom in a manner consistent with the laws of its Jurisdiction and its constituent documents.
      The Shareholders of GroupNow. A majority of the shareholders of GroupNow shall have approved the Share Exchange Agreement and the Share Exchange Agreement shall have been approved and adopted by the Board of Directors of GroupNow in a manner consistent with the laws of its Jurisdiction and its constituent documents.

  5. TERMINATION OF SHARE EXCHANGE AGREEMENT

  The Share Exchange Agreement may be terminated (1) by mutual consent in writing or (2) by either GroupNow or PreCom there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by the Closing.

  C. CONSENTING SHAREHOLDERS

  Greenwhich New Venture Equity Fund, Greenwich Financial Group, and Flashstar Funding Corp, controlling 52% of the issued and outstanding shares of our Common Stock, consented to the terms of the Share Exchange Agreement. These shareholders were provided with a copy of the Share Exchange Agreement and its exhibits and had reviewed the decision by our Board of Directors recommending the Share Exchange.

  100% of the shareholders of GroupNow, Inc., consented to the terms of the Share Exchange Agreement. These shareholders were provided with a copy of the Share Exchange Agreement and its exhibits and had reviewed the decision by our Board of Directors recommending the Share Exchange.

  Neither the shareholders nor the Companies has received opinions or reports from outside financial advisors as to the fairness of this transaction.

  D. REGULATORY APPROVALS REQUIRED

  None.

  E. BUSINESS AND OPERATIONS OF GROUPNOW

  GroupNow is an integrator, a company focused on acquiring and managing the integration of companies that have common or similar strengths and operations. GroupNow plans to acquire cash flow positive companies in specific industries, and integrate those industry-specific companies into a unified, nationally branded organization that offers much greater growth potential than that of a single company in a traditional market sector. While GroupNow's current plans include the acquisition of companies in the Professional Employer Organization (PEO) industry, their strategic plan calls for the acquisition of companies in other industries as they grow. Each industry-specific group of companies that GroupNow acquires will be organized as an operational subsidiary of GroupNow.

  Once the group achieves critical mass, GroupNow will actively look to leverage the value of the subsidiary through public financing and strategic alliances. GroupNow's goal is to create profitable, high-growth companies in a cross-section of industries

  Currently, GroupNow has no substantive business operations. GroupNow has previously had operations providing financial advisory services and they continue to maintain many of the human resources necessary to provide such services while they seek new engagements, however GroupNow has generated no revenue from advisory services since the first quarter of 2000.

  GroupNow currently has four full-time and five part-time employees. GroupNow's business activities currently consist of developing our business plans, evaluation of potential acquisitions, partnerships, and business combinations, and arranging the financing necessary to carry out their plans.

  F. REASONS FOR ENGAGING IN THIS TRANSACTION

    We currently have no operations, no business plan and no revenues. We believe that GroupNow has developed a business that can attract additional capital for us and that the Share Exchange has the potential to offer a substantial greater opportunity for our shareholders than does the development of our current business plan.

  (See Section III, Item D).

  G. CONSIDERATION OFFERED TO SECURITY HOLDERS

    At the record date of June 4, 2001, 51 shareholders owned stock in GroupNow. These shareholders will receive 1.38 shares of our Common Stock for each share of Common Stock of GroupNow which they currently own (See Section III, Item H).

  H. VOTE REQUIRED FOR APPROVAL OF TRANSACTION

    This Information Statement is furnished by our board of directors in connection with the actions, stated in Section IV, taken by written consent of holders of 52% of the outstanding shares of our Common Stock entitled to vote on the actions.
    Section 607.1103 of the Florida Business Corporation Act requires that the Share Exchange Agreement be approved by at least 50.1% of PreCom Technology shareholders.
    Section 607.0704 of the Florida Business Corporation Act permits the stockholders to approve such an action by written consent without the necessity of a shareholders meeting. (See Section IV, Item C).

  I. FEDERAL TAX CONSEQUENCES OF THE TRANSACTION

    The Share Exchange is anticipated to be treated as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. If the Share Exchange qualifies as a tax free reorganization, no gain or loss will be recognized for income tax purposes by either PreCom or GroupNow as a result of the acquisition. There will not be any material tax effects to the existing shareholders of PreCom or GroupNow as a result of the merger. However, neither PreCom nor GroupNow has requested a tax ruling from the Internal Revenue Service with respect to the merger. Accordingly, no assurance can be given that the merger will qualify as a tax-free reorganization. We expect to account for our acquisition of GroupNow using the purchase method of accounting. (See Section III, Item G).

  PRECOM TECHNOLOGY, INC.
  2001 West Main Street, Suite 208,
  Stamford, CT 06902

  INFORMATION STATEMENT PURSUANT TO
  SECTION 14(c) OF THE SECURITIES
  EXCHANGE ACT OF 1934 AND
  RULE 14C PROMULGATED THERETO

  WE ARE NOT ASKING YOU FOR A PROXY AND
  YOU ARE NOT REQUESTED TO SEND US A PROXY.

  III. THE SHARE EXCHANGE AGREEMENT

  A. BACKGROUND OF THE OFFER AND THE SHARE EXCHANGE AGREEMENT

  Management has made numerous efforts to pursue the original business plan and to raise capital to operate the business. For the reason that the equity markets have gone through recent turmoil and we had ambitious plans for a capital intensive business, with no assurance that our capital needs would be realized, we looked for potential acquisition candidates. In addition, as of the most recent quarter, we have incurred net losses of $458,722 from inception. We have abandoned all development activities and have no assets. These factors raised doubt as to our ability to continue as a going concern. Management's plans to eliminate the going concern situation included but were not limited to seeking a merger candidate. A mature and businesslike evaluation of our affairs required the consideration of the foreseeable possibility of business failure. Accordingly, a reverse acquisition transaction became a possible and foreseeable solution.

  Prior to trading again on the OTCBB, we entered into merger discussions with Nutech Digital, Inc. around September 2000. All discussions ended on March 6, 2001 when Nutech decided that a private placement would better suit their shareholders then to merge with us. In early April 2001, after negotiations with Nutech ended, we entered into merger discussions with Information Technology Co., Inc. After preliminary discussions with Information Technology, our board of directors decided to end all discussions when the board of Information Technology requested that $250,000 in cash plus all PreCom shares be included in a proposed share exchange.

  In early January 2001, we had received an offering memorandum from GroupNow, Inc. dated November 1, 2000, and on or about March 5, 2001, we contacted GroupNow, Inc., to follow up on their progress and to consider an opportunity to be acquired by our Company. GroupNow, Inc. expressed that they were looking for merger candidates, but only companies that were trading on the OTCBB. As of early March, we were trading only on the Pink Sheets. On March 28, 2001, the NASD notified us that we were approved to trade on the OTCBB and we were listed on the OTCBB on March 29, 2001, trading under the new symbol PMMT. PreCom contacted GroupNow, Inc. around May 9, 2001, and alerted GroupNow, Inc. that the Company was now trading on the OTC BB.

  Mr. Calapa, the President of PreCom Technology, Inc. and Mr. Elenowitz, the Co-Chairman of GroupNow, Inc. began discussing the possibility of a merger between GroupNow, Inc. and PreCom Technology shortly after May 9, 2001. PreCom was provided a complete due diligence package on GroupNow, Inc. After careful review, Mr. Calapa decided that GroupNow, Inc. would enhance our shareholder value and moved forward to approach the board of directors to discuss a share exchange.

  On May 14, 2001 the board of directors met and agreed with Mr. Calapa's assessment of GroupNow, Inc. The board of directors authorized Mr. Calapa to continue discussions with GroupNow, Inc. and to move towards a preliminary agreement.

  GroupNow, Inc. and PreCom continued discussions and negotiations until May 23, 2001, at which point we entered into a Letter of Intent for PreCom to acquire all the issued and outstanding shares of GroupNow, Inc. Upon execution of the Letter of Intent, legal counsel was instructed to prepare documents that were necessary to complete this transaction.

  Our board of directors met on June 1, 2001 and authorized the execution of the Share Exchange Agreement with GroupNow, Inc. and the related actions in connection with this Agreement. On June 4, 2001 the Share Exchange Agreement was executed. A copy of the Share Exchange Agreement is attached as Annex "A".

  B. PARTIES TO THE SHARE EXCHANGE AGREEMENT

  PreCom Technology, Inc. ("PreCom")

  Information about our company can be found in our December 31, 2000 Annual Report filed on Form 10-KSB. This report is attached as Annex B. All of our filings, and exhibits thereto, may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these filings may be obtained from the SEC's website at http://www.sec.gov.

  GroupNow, Inc. ("GroupNow")

  GroupNow is a privately-held corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, incorporated in February 1999, under the name VentureNow, Inc. In December 1999, it changed its name to GroupNow, Inc. GroupNow is in good standing under the laws of the State of Florida and under each jurisdiction where such qualifications are required, except where the lack of such qualification would not have a material adverse effect on the financial condition of GroupNow taken as a whole. The business plan of GroupNow is disclosed in Section III. C.3.

  GroupNow shareholders consist of 50 shareholders, who own a total of 6,850,000 shares, respectively. These shares were issued for services rendered and other considerations.

  1. EXECUTIVE OFFICES OF PARTIES

  PreCom Technology, Inc.'s executive offices are located at 2001 West Main Street, Suite 208, Stamford, CT 06902. Its telephone number is (203) 961-0306 and its facsimile number is (203) 961-0365.

  GroupNow, Inc.'s executive offices are located at 2455 East Sunrise Boulevard, Suite 511, Fort Lauderdale, Florida 33304. Its telephone number is (954) 537-2158 and its facsimile number is (954) 233-4319.

  2. ABOUT PRECOM'S BUSINESS

  We were formed in Florida on September 5, 1996, under the name Fairbanks, Inc. On April 18, 1997, we filed an amendment to our incorporation document changing our name to Jet Vacation, Inc. On May 11, 1998, we filed an amendment to our incorporation document changing our name to PreCom Technology, Inc. Although, we were founded in 1996, our business plan has recently been restructured and redeveloped.

  We are currently a "shell" with no business operations and our current business plan is to seek out business opportunities and to pursue other related activities intended to enhance our shareholder value.

  For the past two years, we have been seeking opportunities to merge with a foreign or domestic private issuer that wishes to become a reporting issuer. However, we have also explored opportunities, which would take the form of a purchase, exchange of stock, or encompass entities such as a corporation, joint venture or partnership. To date, we have no assets, operations or revenues.

  Our audited financial statements for the year ended December 31, 2000 and our periodic statements for the six months ended June 30, 2001 are contained in our Annual Report filed on Form 10KSB, as amended, on file with the Commission on April 2, 2001 and our Periodic Report filed on Form 10QSB, as amended, on file with the Commission on August 16, 2001, both of which are incorporated by reference.

  3. ABOUT GROUPNOW'S BUSINESS

  GroupNow is an integrator, a company focused on acquiring and managing the integration of companies that have common or similar strengths and operations. GroupNow plans to acquire cash flow positive companies in specific industries, and integrate those industry-specific companies into a unified, nationally branded organization that offers much greater growth potential than that of a single company in a traditional market sector. While GroupNow's current plans include the acquisition of companies in the Professional Employer Organization (PEO) industry, their strategic plan calls for the acquisition of companies in other industries as they grow. Each industry-specific group of companies that GroupNow acquires will be organized as an operational subsidiary of GroupNow.

  GroupNow provides a management team with experience in strategy, finance, marketing, operations, accounting, and law, and intends to provide the capital resources, industry knowledge and technological expertise necessary to integrate each company to the point where a group of synergistic companies has reached critical mass.

  Once the group achieves critical mass, GroupNow will actively look to leverage the value of the subsidiary through public financing and strategic alliances. GroupNow's goal is to create profitable, high-growth companies in a cross-section of industries.

  Strategy

  The GroupNow approach to managed integration is designed to develop successful, high-growth companies through a carefully constructed plan of action. For each targeted industry, GroupNow intends to:

    Acquire companies that offer a solid management team, strong customer base, geographic diversity and advanced technological platforms.
    Leverage sales and marketing forces, expanding products and services to increase revenue.
    Streamline production, distribution and administrative costs to maximize profitability.
    Provide access to strategic relationships and affiliated services to enhance growth opportunities.
    Provide strategic management support, access to capital, industry and technological expertise that support overall corporate development.

  Structure and Operations

  GroupNow will employ acquisition subsidiaries, which they refer to as industry "pods," that are focused on a particular vertical market or industry. For example, were GroupNow to develop a critical mass of companies in the pharmaceuticals industry, they would refer to that group as their its "pharmaceuticals pod." GroupNow plans to create pods in a variety of industries, the first of which GroupNow expects to be in the professional employer industry. From there, they may develop pods in other industries such as consumer products, environmental systems, media and entertainment, and information technology.

  Whereas, traditionally, the acquisition and combination of several industry-specific companies into one larger company has met with mixed results, GroupNow believes that the effective top-down integration of each company into the larger whole is the key to success in this endeavor. This is to say that, GroupNow evaluates the entirety of the issues surrounding each potential acquisition and its proposed combination with their existing holdings in the acquisition's industry before they consummate the transaction. Therefore, GroupNow provides senior level management services to each pod, effectively managing the integration of each acquisition into the pod in concert with each pod's industry-specific management team. GroupNow believes that this process of managed integration will provide for smooth and rapid growth and an overall stronger and, consequently, more profitable, enterprise.

  The executives of GroupNow are charged with managing the processes of:

    Identifying and acquiring synergistic companies in a particular industry segment;
    Managing the process of integrating those companies' operations, employees, and finances;
    Managing the design, development and implementation of technology to aid those companies;
    Managing the appropriate legal, corporate and financial techniques to maximize integration to reach critical mass;
    Driving revenue growth as a result of that integration; and,
    Identifying and developing a suitable "exit" of the pod from GroupNow such as Initial Public Offering or forward valued sale.

  GroupNow intends to actively engage in building a community of emerging growth companies through acquisition. These companies will collaborate to provide cross-selling and marketing opportunities and support entrepreneurial initiatives, business growth and the sharing of information and business expertise. In addition to providing managerial expertise and financing, GroupNow will offer them a comprehensive array of services, including information technology expertise, branding, marketing and public relations services, and the value-added buying power of a large enterprise.

  The PEO Industry

  The professional employer organization industry - staff leasing organizations that assume various employer responsibilities for a company's employees such as HR, payroll, and benefits - began to evolve in the early 1980's largely in response to the burdens placed on small and medium-sized employers by an increasingly complex legal and regulatory environment. While various service providers were available to assist these businesses with specific tasks, PEOs emerged as providers of a more comprehensive range of human resources services (such as payroll, workers compensation, benefits, and professional employment advice) relating to the employer/employee relationship for small to medium businesses. As a result, clients are able to obtain a benefits package that would typically only be available to large corporations, stabilize their labor costs, reduce the time and resources necessary to human resources services, and focus on the core competencies of their businesses.

  Sector Growth. The PEO staffing sector is projected to be a $42 billion industry in 2001 (Staffing Industry Report) and is growing at 20 and 30 percent per year according to the National Association of Professional Employer Organizations (NAPEO). In 1997, PEOs accounted for an estimated 2 to 3 million employees, up from only 10,000 in 1984. NAPEO projects that the number is expected to exceed 10 million nationwide this year. The key factors driving demand for PEO services include:

    The growth of small businesses in the United States coupled with the growing trend towards out-sourcing non-core business functions.
    The need to provide competitive health care and related benefits to attract and retain top quality employees in today's tight labor market.
    The increasing costs associated with health and worker compensation insurance coverage, workplace safety programs, employee-related complaints, and litigation.
    The increasing complexity of labor regulations and employment issues and the related costs of compliance, including the allocation of time and effort to such functions by owners and key executives.

  PEO Market Opportunities

  Today, there are more than 2000 PEO's however, the industry is still in its early stages and there are tremendous opportunities for continued growth and expansion. Of the estimated 52 million people currently employed by small businesses in the United States, only 3 percent are currently able to take advantage of PEO management services. The industry is highly fragmented and most PEO operations have fewer than 1000 worksite employees providing an excellent opportunity for an existing PEO firm to develop a competitive advantage through acquisitions.

  Our PEO Integration Strategy

  GroupNow plans to make series of strategic acquisitions to rapidly increase the group's revenues, decrease operating costs per worksite employee, and provide additional value-added services to their clients. GroupNow will grow their PEO group using the following strategies:

  Acquisitions. Acquire several existing PEOs and staffing agencies with positive cash flows and clients that compliment each organization's existing customer base.

  Sales and Service Expansion. Introduce new organizations to the group and expand their service capacity, clients, number of worksite employees, and service areas. The combination of these new services and expanded sales will not only rapidly increase the group's revenue, but is expected to significantly increase the group's overall profit margins.

  Launch an eBusiness Strategy. Establish a comprehensive electronic business strategy designed to both improve customer service and create an on-line community to provide our customers with value-added services not normally available to small businesses. GroupNow's vision is to build an online exchange that assists small businesses to better manage their organizations and enables employees to better manage their personal finances and expenses through a variety of web-based benefits and services.

  Strategic Partnerships and Alliances. Create a network of strategic partnerships and marketing agreements with small business service providers, such as banking and financial service groups, insurance companies, healthcare organizations, legal services, advertising and marketing firms, and wireless communication and Internet service provides.

  Network and Computer Upgrades. Upgrade and improve internal telecommunication and network infrastructure to allow for enhanced communications among sales force, clients, and customer service centers. Develop a corporate intranet to enable individual small businesses to easily create virtual offices to save both time and money.

  Plans for Acquisitions

  GroupNow will acquire companies through either a merger, purchase of stock, exchange of shares, or purchase of assets. GroupNow has identified at least three possible acquisitions in the PEO industry, and has executed a Letter of Intent to Acquire with one of them. The terms of that letter of intent call for a purchase price of $2,500,000 in cash. The other two contemplated acquisitions are valued between $14,000,000 and $16,000,000 combined which, if GroupNow decided to pursue those acquisitions, would likely be paid in a combination of cash and equity securities. GroupNow has not yet acquired any companies in the PEO industry and there can be no guarantee that they will. GroupNow may, because of business factors, choose to pursue acquisitions in another business sector or, if they are unable to secure adequate financing, GroupNow may be unable to consummate any acquisitions in any industry. Any of these scenarios may have a material positive or negative impact on our future revenue and profitability.

  GroupNow is in the process of arranging a credit facility (senior debt) which is intended to provide eighty percent (80%) of the capital necessary for our currently contemplated acquisitions which are estimated to have a total mean purchase cost of eighteen million five hundred dollars ($18,500,000). The other twenty percent of the necessary capital, equaling approximately three million, seven hundred thousand dollars ($3,700,000) must be raised by GroupNow through the sale of securities. However, there can be no assurance that GroupNow will close on the necessary credit facility nor that it will be able to raise $3,700,000 from the sale of securities. If GroupNow is unable to secure the necessary financing to carry out their business plans, there will be a material negative impact on our revenue and profitability.

  Current Business Operations

  Currently, GroupNow has no substantive business operations. GroupNow has previously had operations providing financial advisory services and they continue to maintain many of the human resources necessary to provide such services while they seek new engagements, however GroupNow has generated no revenue from advisory services since Q1 2000.

  GroupNow currently has four full-time and five part-time employees. GroupNow's business activities currently consist of developing their business plans, evaluation of potential acquisitions, partnerships, and business combinations, and arranging the financing necessary to carry out their plans.

  GroupNow Management's Discussion and Analaysis and Plan of Operations

  Overview

  GroupNow is an integrator, a company focused on acquiring and managing the integration of companies that have common or similar strengths and operations. GroupNow plans to acquire cash flow positive companies in specific industries, and integrate those industry-specific companies into a unified, nationally branded organization that offers much greater growth potential than that of a single company in a traditional market sector.

  This is a discussion, by GroupNow's management, of it operations. When they use the terms "GroupNow", "we", "our" they mean GroupNow, Inc. and its consolidated subsidiaries.

  Results of Operations

  Six Months Ended June 30, 2001 Compared to the Six Months Ended June 30, 2000

  General

  We incorporated GroupNow on February 18, 1999 and have been a Development Stage Company from the period from February 18, 1999 (date of incorporation) through June 30, 2001.

  Revenue

  Since the end of the first quarter 2000, we have concentrated our resources on developing the business plans and evaluating potential acquisitions and during the six months ended June 30, 2001 we focused our efforts on negotiating and completing the Share Exchange Agreement. As a result, GroupNow earned no revenues during those periods. We have previously had operations providing financial advisory services and we continue to maintain many of the resources necessary to provide such services. As a result, revenue decreased from $392,431 in the six months ended June 30, 2000 to $0 in the six months ended June 30, 2001.

  Operating Expenses

  Operating expenses have increased $344,808 from $447,775 in the six months ended June 30, 2000 to $792,583 in the six months ended June 30, 2001 as a result of $104,445 of amortization expense for stock options issued in exchange for consulting services. This agreement was not in place during the first half of 2000. Compensation and benefits increased $155,154 during 2001 as compared to 2000 because we began to staff the operations during the first and second quarter of 2000 that process was not completed until the fourth quarter of 2000. While there was a reduction in staff during the first quarter of 2001, this did not offset the higher overall base of compensation. Rent increased $28,510 from $30,648 in 2000 to $59,158 in 2001 reflecting the opening of an additional office in Rockville, MD as well as higher rent expense for the Ft. Lauderdale office in 2001 as compared to 2000.

  Loss from Operations

  The loss from operations increased from $55,344 for the six months ended June 30, 2000 to $792,583 in the six months ended June 30, 2001 reflecting higher operating expenses and a substantial decrease in revenue generating activities.

  Interest Income

  We keep the majority of our cash balances in interest-bearing accounts. Interest income decreased 91% from $20,163 in 2000 as compared to $1,911 in 2001 as a result of a reduction in the cash balances of $917,487 at June 30, 2001 to $4,362 at June 30, 2001.

  Net Loss per Common Share

  The net loss per common share increased from $0.01 in 2000 to $0.12 in 2001.

  Liquidity and Capital Resources

  Net cash used in operating activities increased during the six months ended June 30, 2001 compared to the six months ended June 30, 2000, from $317,490 to $498,004 due primarily to the permanent impairment of the fair value of marketable securities of $322,431 offset by the add back of the amortization of the issuance of stock options in exchange for consulting services of $104,445 in 2001 as well as the increase in accrued payroll liabilities of $109,228 from $4,766 in 2000 to $113,994 in 2001. In addition, prepaid expenses decreased $70,772 in 2001 as compared to the increase of $22,029 in 2000.

  Cash provided by investing activities was $913,893 during the six months ended June 30, 2000. This cash was provided by the proceeds from a promissory note receivable that was paid back to the Company during the first quarter of 2000 of $1,000,000 offset by capital expenditures of $86,107. In contrast, net cash used in investing activities was $35,978 during the six months ended June 30, 2001 reflecting the capital expenditures of $43,836 reduced by the disposal of assets of $7,858.

  Net cash provided by financing activities was $98,800 during the six months ended June 30, 2001. There was no cash provided by financing activities during the comparable periods in 2000. The cash was provided by subscriptions for common stock not yet issued to investors. We intend to issue the common stock at the time the Share Exchange is completed.

  Our business does not require a great deal of equipment or fixed assets. It does, however, require us to deploy resources to build our operations and maintain our staff. In the future, we expect to raise capital to fund our continued growth as a business integrator. Our future capital requirements will depend in large part on the types of businesses in which we develop new operations and the development of new operations in existing subsidiaries. Our plans and the related capital requirements will be dependent on various factors, including changes in the capital markets, economic and political forces and changing investor sentiment as well as the availability of acquisition opportunities.

  We are pursuing an aggressive growth strategy that will require substantially more funding. We cannot assure that we will be able to secure such financing or, even if available, that we can secure it on acceptable terms. Furthermore, even if such financing is available, to obtain it we may have to issue securities that dilute our current shareholders and the current shareholders of PreCom after the Share Exchange is completed. If we require, but are unable to obtain, additional adequate or acceptable financing in the future, we may not be able to expand, respond to changing business or economic conditions, withstand adverse operating results or compete effectively, and our business, financial condition and operating results may be materially and adversely affected.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Unaudited Consolidated Condensed Financial Statements

  Six months ended June 30, 2001 and 2000

  Contents

Financial Information
Unaudited Consolidated Condensed Balance Sheets as of June 30, 2001	19
Unaudited Consolidated Condensed Statements of Operations for the six months ended June 30, 2001 and 2000 and for the period from February 18,1999 (date of incorporation) through June 30,2001	20
Unaudited Consolidated Condensed Statements of Cash Flows for the six months ended June 30, 2001 and 2000 and for the period from February 18,1999 (date of incorporation) through June 30,2001	21
Unaudited Notes to Consolidated Condensed Financial Statements	22

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Unaudited Consolidated Condensed Balance Sheets

  As of June 30, 2001

June 30, 2001 ………………
Assets
Current assets:
Cash	$ 4,362
Prepaid expenses and other current assets	19,763 ………………
Total current assets	24,125

Property and equipment, net of accumulated depreciation and amortization of $35,992	108,742
Other assets	40,000 ………………
Total assets	$ 172,867 ……………… ………………

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$ 54,298
Accrued payroll liabilities	179,398
Promissory note payable	25,000 ………………
Total current liabilities	258,696

Commitments

Stockholders' deficit:
Series A preferred stock, $.001 par value per share, 1,000,000 shares authorized, no shares issued and outstanding	–
Preferred stock, $.001 par value per share, 1,000,000 shares authorized, no shares issued and outstanding	–
Common stock, $.001 par value per share, 20,000,000 shares authorized, 6,850,000 shares issued and outstanding	6,850
Common stock subscribed, $.001 par value per share, 25,625 shares subscribed for but not issued	26
Additional paid-in capital	2,076,424
Deficit accumulated during the development stage	(2,169,129) ………………
Total stockholders' deficit	(85,829) ………………
Total liabilities and stockholders' deficit	$ 172,867 ……………… ………………

  See accompanying notes.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Unaudited Consolidated Condensed Statements of Operations
	Six Months Ended June 30		Period from February 18, 1999 (Date of Incorporation) through June 30,
	2000 ………………	2001 ………………	2001 ………………

Revenue	$ –	$ 392,431	$ 529,140

Operating expenses:
Compensation and benefits	433,384	278,230	1,375,080
Professional fees	166,907	46,692	439,166
Loss on investments	–	–	322,431
Rent	59.158	30,648	172,917
Development costs	27,816	16,502	86,628
Depreciation and amortization	17,180	7,159	35,992
General and administrative	88,138 ………………	68,544 ………………	298,664 ………………
Total Operating expenses:	792,583 ………………	447,775 ………………	2,730,878 ………………

Loss from operations	(792,583)	(55,344)	(2,201,738)

Other income:
Interest income	1,911 ………………	20,163 ………………	32,609 ………………

Loss before income taxes	(790,672)	(35,181)	(2,169,129)

Income taxes	– ………………	– ………………	– ………………
Net loss	$ (790,672) ……………… ………………	$ (35,181) ……………… ………………	$ (2,169,129) ……………… ………………
Net loss per common share - basic and diluted	$ (0.12) ……………… ………………	$ (0.01) ……………… ………………	$ (0.34) ……………… ………………

Weighted average number of common shares outstanding	6,857,621 ……………… ………………	6,250,000 ……………… ………………	6,434,845 ……………… ………………

  See accompanying notes.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Unaudited Consolidated Condensed Statements of Cash Flows
	Six Months Ended June 30		Period from February 18, 1999 (Date of Incorporation) through June 30
	2001 ………………	2000 ………………	2001 ………………

Operating activities
Net loss	$ (790,672)	$ (35,181)	$(2,169,129)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	17,180	7,159	35,992
Ammortization of expense related to consultant options	104,445	–	122,500
Changes in operating assets and liabilities:
Investments	–	(322,431)	–
Prepaid expenses and other current assets	70,772	22,029	(19,763)
Other assets	–	–	(40,000)
Accounts payable	(13,723)	6,168	54,298
Accrued payroll liabilities	113,994 ………………	4,766 ………………	179,398 ………………
Net cash used in operating activities	(498,004) ………………	(317,490) ………………	(1,836,704) ………………

Investing activities
Issuance of promissory note receivable	–	–	(1,000,000)
Proceeds from promissory note receivable	–	1,000,000	1,000,000
Disposal of assets	7,858	–	7,858
Capital expenditures	(43,836) ………………	(86,107) ………………	(152,592) ………………
Net cash (used in) provided by investing activities	(35,978) ………………	913,893 ………………	(144,734) ………………

Financing activities
Proceeds from common stock subscription	73,800	–	73,800
Proceeds from issuance of common stock	–	–	387,000
Proceeds from promissory note payable	25,000	–	25,000
Proceeds from preferred stock subscription payable	– ………………	– ………………	1,500,000 ………………
Net cash provided by financing activities	98,800 ………………	– ………………	1,985,800 ………………

Effect of exchange rates on cash and cash equivalents	2,205 ………………	– ………………	– ………………

Net (decrease) increase in cash and cash equivalents	(432,977)	596,403	4,362
Cash and cash equivalents at beginning of period	437,339 ………………	321,084 ………………	– ………………
Cash and cash equivalents at end of period	$ 4,362 ……………… ………………	$917,487 ……………… ………………	$ 4,362 ……………… ………………

Supplemental disclosure of cash flow information
Reclassification between common stock and
additional paid in capital as a result of stock splits	$ 1,370 ……………… ………………	– ……………… ………………	$ 4,658 ……………… ………………
Revenues earned in the form of available for sale securities	– ……………… ………………	$322,431 ……………… ………………	$322,431 ……………… ………………
Loss on investments	– ……………… ………………	– ……………… ………………	$322,431 ……………… ………………
Conversion of note payable to common stock in
connection with legal settlement	– ……………… ………………	– ……………… ………………	$1,500,000 ……………… ………………

  See accompanying notes

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Unaudited Notes to Consolidated Condensed Financial Statements

  June 30, 2001

  1. Organization and Basis of Presentation

  GroupNow, Inc. (the Company) was incorporated in Delaware on February 18, 1999 as VentureNow, Inc. and provides investment banking, consulting and financial services as well as venture capital management. The Company's headquarters and primary operations are in the United States.

  The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning, raising capital, developing its services offering, and developing markets for its financial services. Accordingly, the consolidated financial statements of the Company have been prepared in accordance with the accounting and reporting principles prescribed by Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting by Development Stage Enterprises, issued by the Financial Accounting Standards Board.

  Interim Financial Information

  These consolidated condensed statements are unaudited and should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2000. These unaudited consolidated condensed financial statements reflect all adjustments, consisting only of normal recurring adjustments that are, in the opinion of management, necessary for a fair statement of the results in the interim periods presented. Interim operating results may not be indicative of the operating results for a full year.

  On October 19, 2000, the Company's shareholders authorized a 2.5-for-1 split of its common stock with no change in par values for shareholders of record as of that date. On March 28, 2001, the Company's shareholders authorized a 1.25-for-1 split of its common stock with no change in par value for shareholders of record as of that date. To reflect the common stock splits, common stock was increased and paid-in capital was decreased by the same amount. All per share and shares outstanding data have been restated to reflect the impact of the common stock split.

  Comprehensive Income

  The Company's comprehensive loss, as determined by Statement of Financial Accounting Standard No. 130, Comprehensive Income,(SFAS No. 130), consisted of net losses for the six months ended June 30, 2001 and 2000 as well as for the period from February 18, 1999 (date of incorporation) through June 30, 2001.

  2.Summary of Signifcant Accounting Policies

  Computation of Net Loss per Common Share

  Net loss per common share is computed using the weighted average number of common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon exercise of stock options (using the treasury stock method.) Potential common shares outstanding have not been included in the computation of diluted loss per share for all periods presented, as their effect is anti-dilutive.

  Use of Estimates

  The preparation of consolidated condensed financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions regarding the outcome of pending litigation and other matters that affect the consolidated financial statements and related disclosures. These estimates and assumptions are based on judgment and available information, and, consequently, actual results could differ from these estimates.

  Reclassifications

  Certain amounts in the prior year's consolidated financial statements and related notes have been reclassified to conform to the current year's presentation.

  3. Going Concern

  The consolidated condensed financial statements have been presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company reported a net loss of $790,672 and $2,169,129 for the six months ending June 30, 2001 and for the period from February 18, 1999 (date of incorporation) through June 30, 2000, respectively. The Company also has negative working capital of $234,572 as of June 30, 2001. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

  The Company is currently negotiating with several private funding sources to possibly place up to $3 million of the Company's securities in a private placement. Although the Company believes that there are a number of parties interested in participating in such placement, there is no guarantee that the Company will be successful in raising all or a portion of such additional funds.

  The Company's continued existence is dependent upon its ability to raise capital and to market and sell its services successfully. The consolidated condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

  4. Stockholders' Equity

  Stock Options

  On October 26, 2000, the Company entered into a one-year agreement with a consulting firm in exchange for consulting services. In accordance with the agreement, the Company issued 250,000 options at an exercise price of $1.60, the then fair market value of the Company's common stock. Because this contract does not contain performance commitments, Emerging Issues Task Force (EITF) No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods and Services, requires that the Company remeasure the fair value of the options on the date the options vest, not on the date they are granted. The Company recorded compensation expense of $122,500 and $104,445 related to the number of options that vested in the period from February 18, 1999 (date of incorporation) through June 30, 2001 and for the six months ended June 30, 2001, respectively. The fair value of these options has been calculated based on a Black-Scholes model at $180,000. This contract does not contain performance commitments, therefore variable accounting will apply to these options for the remainder of the contract period. Of the 250,000 options excercisable, 170,731 options have been earned through June 30, 2001 under the agreement.

  The fair value for the non-employee options was estimated at June 30, 2001 using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 6%; no expected dividends; volatility factor of .001; and expected life of the options of five years.

  On January 4, 2001, the Company granted options to an employee to purchase 250,000 shares of the Company's common stock at $1.60 per share, the then fair market value of the Company's common stock.

  Common Stock Subscribed

  During 2001, the Company received $73,800 from accredited investors for common stock subscribed but not yet issued as of June 30, 2001. Common stock subscribed was credited for $26, representing the par value of the 25,625 common shares subscribed and the balance of $73,774 was credited to additional paid-in capital.

  5. Related Party Transaction

  In June 2001, the Company entered into a $25,000 promissory note agreement with a company controlled by two officers of the Company. The principal is to be repaid in one year with no prepayment penalty. Interest accrues at a rate of 5% and is payable quarterly, in arrears. As of June 30, 2001, the outstanding balance of this loan was $25,000.

  6. Share Exchange Agreement

  On June 4, 2001, the Company entered into a share exchange agreement (the Agreement) with a Florida public company (the Public Company), whereby its shareholders agreed to exchange all of the Company's issued and outstanding shares for 9,453,017 shares of the Public Company. The closing of the Agreement is expected to occur immediately after the Public Company has satisfied the reporting requirements of Florida state law and Section 14 of the Securities Exchange Act of 1934. At the closing, the Company will become a wholly owned subsidiary of the Public Company.

  PreCom Technology, Inc. and GroupNow, Inc.

  Pro Forma Financial Information

  Contents

Financial Information
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2001	26
Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2001	28
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000 (date of incorporation) through June 30,2001	29
Unaudited Notes to Pro Forma Adjustments	30

PreCom Technology, Inc.
and GroupNow, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet

June 30, 2001

	Historical ………………	Acquisition of GroupNow ………………	Pro Forma Adjustments ………………	Pro Forma ………………
Assets
Current assets:
Cash and cash equivalents	$ -	$ 4,362	$ -	$ 4,362
Prepaid expenses and other current assets	- ………………	19,763 ………………	835,000 ………………	854,763 ………………
Total current assets	-	24,125	835,000	859,125

Fixed assets, net of accumulated depreciation and amortization	-	108,742	-	108,742
Other assets	- ………………	40,000 ………………	- ………………	40,000 ………………
Total assets	$ - ……………… ………………	$ 172,867 ……………… ………………	$ 835,000 ……………… ………………	$ 1,007,867 ……………… ………………
Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$ 102,803	$ 54,298	$ (59,981)[A]	$ 97,120
Loans payable	-	25,000	-	25,000
Accrued payroll liabilities	- ………………	179,398 ………………	- ………………	179,398 ………………
Total current liabilities	102,803	258,696	(59,981)	301,518

Commitments

Stockholders' equity (deficit):
Common stock	2,121	6,850	9,453 [B]	10,359
			(6,850) [C]
			(2,015) [D]
			800 [F]
Common stock subscribed	-	26	-	26
Preferred stock	-	-	-	-

Additional paid-in capital	363,242	2,076,424	59,981 [A]	3,700,093
			(9,453) [B]
			6,850 [C]
			2,015 [D]
			(468,166) [E]
			1,669,200 [F]
Accumulated deficit	(468,166)	(2,169,129)	468,166 [E]	(3,004,129)
	………………	………………	835,000 [F] ………………	………………
Total stockholders' equity (deficit)	(102,803)	(85,829)	894,981	706,349
Total liabilities and stockholders' equity	$ - ……………… ………………	$ 172,867 ……………… ………………	$ 835,000 ……………… ………………	$ 1,007,867 ……………… ………………

See Notes to Pro Forma Adjustments

PreCom Technology, Inc.
and GroupNow, Inc.
Unaudited Pro Forma Condensed Combined Statment of Operations

For the six months ended June 30, 2001

	Historical ………………	Acquisition of GroupNow ………………	Pro Forma Adjustments ………………	Pro Forma ………………
Revenue	$ -	$ -	$ -	$ -

Operating expenses:

Compensation and benefits	-	433,384	-	433,384
Professional fees	-	166,907	835,000 [F]	1,001,907
Rent	-	59,158	-	59,158
Development	-	27,816	-	27,816
Depreciation and amortization	-	17,180	-	17,180
General and administrative	36,032 ………………	88,138 ………………	- ………………	115,670 ………………

Total operating expenses	36,032 ………………	792,583 ………………	835,000 ………………	1,655,115 ………………

Loss from operations	(36,032) ………………	(792,583) ………………	(835,000) ………………	(1,655,115) ………………

Other income:
Interest income	- ………………	1,911 ………………	- ………………	1,911 ………………
Loss before income taxes	(36,032)	(790,672)	(835,000)	(1,653,204)

Income taxes	- ………………	- ………………	- ………………	- ………………
Net loss	$ (36,032) ……………… ………………	$ (790,672) ……………… ………………	$ (835,000) ……………… ………………	$ (1,653,204) ……………… ………………
Net loss per common share - basic and diluted	$(0.02) ……………… ………………	$(0.12) ……………… ………………	$(0.60) [G] ……………… ………………	$(0.16) ……………… ………………
Weighted average number of common shares outstanding	2,120,850 ……………… ………………	6,857,621 ……………… ………………	1,391,088 [G] ……………… ………………	10,369,559 ……………… ………………

  See Notes to Pro Forma Adjustments

PreCom Technology, Inc.
and GroupNow, Inc.
Unaudited Pro Forma Condensed Combined Statment of Operations

For the year ended December 31,2000

	Historical ………………	Acquisition of GroupNow ………………	Pro Forma Adjustments ………………	Pro Forma ………………
Revenue	$ -	$ 392,827	$ -	$ 392,827

Operating expenses:

Compensation and benefits	-	738,833	-	738,833
Loss on investment	-	322,431	-	322,431
Professional fees	-	251,021	1,670,000 [F]	1,921,021
Rent	-	113,759	-	113,759
Development costs	-	55,836	-	55,836
Depreciation and amortization	-	18,812	-	18,812
General and adminstrative	58,741 ………………	171,714 ………………	- ………………	230,455 ………………
Total operating expenses	58,741 ………………	1,672,406 ………………	1,670,000 ………………	3,401,147 ………………

Loss from operations	(58,741) ………………	(1,279,579) ………………	(1,670,000) ………………	(3,008,320) ………………

Other income:
Interest income	- ………………	28,132 ………………	- ………………	28,132 ………………

Loss before income taxes	(58,741)	(1,251,447)	(1,670,000)	(2,980,188)

Income taxes	- ………………	- ………………	- ………………	- ………………
Net loss	$ (58,741) ……………… ………………	$ (1,251,447) ……………… ………………	$ (1,670,000) ……………… ………………	$ (2,980,188) ……………… ………………
Net loss per common share - basic and diluted	$(0.03) ……………… ………………	$(0.14) ……………… ………………	$(1.20) [G] ……………… ………………	$(0.31) ……………… ………………
Weighted average number of common shares outstanding	1,929,186	6,404,488	1,400,978 [G]	9,734,652

  See Notes to Pro Forma Adjustments

PreCom Technology, Inc.
and GroupNow, Inc.
Notes to Pro Forma Adjustments Unaudited

  [A] A PreCom payable to a related party of $59,981 is being forgiven as a part of this transaction.

  [B] To record the acquisition of GroupNow through the issuance of 9,453,017 shares of PreCom common stock. The ownership interests of the former owners of GroupNow in the combined enteprise will be substantially greater than that of the ongoing shareholders of PreCom. Accordingly, the management of GroupNow will have operating control of the combined enterprise. Consequently, the acquisition is accounted for as a recapitalization of GroupNow wherein GroupNow purchased the assets of PreCom and accounted for the transaction as a Reverse Acquisition for accounting purposes. No goodwill is recorded as a result of this acquisition.

  [C] To eliminate the common stock of GroupNow for consolidation.

  [D] To record the 1-for-20 reverse common stock split resulting in 106,042 common shares outstanding prior to the Share Exchange.

  [E] To eliminate the accumulated deficit of PreCom as of the date of the acquisition.

  [F] To reflect the issuance of 800,000 shares of common stock of GroupNow, valued at $1,670,000, to Greenwich Financial Group for consulting services to be provided over a one-year period. Professional fees related to this consulting agreement amounted to $835,000 and $1,670,000 for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively.

  [G] To adjust the weighted average number of common shares outstanding and the related net loss per common share-basic and diluted, for the following items: (1) the historical loss per share and weighted average number of common shares outstanding information of PreCom has been adjusted to reflect a 20-for-1 reverse split to be effected prior to the exchange of shares, (2) the historical loss per share and weighted average number of common shares outstanding information of GroupNow has been adjusted to reflect that GroupNow shareholders are receiving 1.38 shares of PreCom stock in the share exchange, and (3) the issuance of 800,000 shares of common stock of GroupNow to Greenwich Financial Group for consulting services.

  GroupNow, Inc. and Subsidiaries
  (A Development Stage Company)

  Consolidated Financial Statements

  Year ended December 31, 2000 and the period from
  February 18, 1999 (date of incorporation)
  through December 31, 1999

  Report of Independent Certified Public Accountants

  Board of Directors and Stockholders
  GroupNow, Inc. and Subsidiaries

  We have audited the accompanying consolidated balance sheets of GroupNow, Inc. and Subsidiaries, formerly known as VentureNow, Inc. (a development stage company), as of December31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31, 2000, the period from February 18, 1999 (date of incorporation) through December 31, 1999, and for the period from February 18, 1999 (date of incorporation) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of GroupNow, Inc. and Subsidiaries (a development stage company) at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, the period from February 18, 1999 (date of incorporation) through December 31, 1999 and the period from February 18, 1999 (date of incorporation) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

  The accompanying consolidated financial statements have been prepared assuming that GroupNow, Inc. and Subsidiaries (a development stage company) will continue as a going concern. As more fully described in Note 3 to the consolidated financial statements, the Company has incurred losses since inception and is dependent upon its ability to raise additional capital and to successfully market and sell its services. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

  /s/ Ernst & Young, LLP

  Miami, FL
  January 31, 2001, except for
  Note 14, as to which the
  date is June 4, 2001

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Consolidated Balance Sheets

	December 31
	2000 ………………	1999 ………………
Assets
Current assets:
Cash and cash equivalents	$ 437,339	$ 321,084
Prepaid expenses and other current assets	90,535 ………………	33,560 ………………
Total current assets	527,874	354,644

Property and equipment, net of accumulated depreciation and amortization of $18,812	89,944	–
Promissory note receivable	–	1,000,000
Other assets	40,000 ………………	50,000 ………………
Total assets	$ 657,818 ……………… ………………	$1,404,644 ……………… ………………

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts Payable	$ 68,021	$ 6,554
Accrued Payroll Liabilities	$ 65,404 ………………	$ 23,100 ………………
Total current liabilities	133,425	29,654

Due to subscriber	– ………………	1,500,000 ………………

	133,425	1,529,654

Commitments

Stockholders' equity (deficit):
Series A preferred stock, $.001 par value per share, 1,000,000 shares authorized, no shares issued and outstanding	–	–
Preferred stock, $.001 par value per share, 1,000,000 shares authorized, no shares issued and outstanding	–	–
Common stock, $.001 par value per share, 20,000,000 shares authorized, 5,480,000 and 5,000,000 shares issued and outstanding at December 31, 2000 and 1999, respectively	5,480	5,000
Additional paid–in capital	1,899,575	(3,000)
Deficit accumulated during the development stage	(1,378,457)	(127,010)
Accumulated other comprehensive loss	(2,205) ………………	– ………………
Total stockholders' equity (deficit)	524,393 ………………	(125,010) ………………
Total liabilities and stockholders' equity (deficit)	$ 657,818 ……………… ………………	$1,404,644 ……………… ………………

  See accompanying notes.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Consolidated Statements of Operations
	Year ended December 31, 2000 ………………	Period from February 18, 1999 (Date of Incorporation) through December 31, 1999 ………………	Period from February 18, 1999 (Date of Incorporation) through December 31, 2000 ………………

Revenue	$ 392,827	$ 136,313	$ 529,140

Operating expenses:
Compensation and benefits	738,833	202,863	941,696
Loss on investments	322,431	–	322,431
Professional fees	251,021	21,238	272,259
Rent	113,759	–	113,759
Development costs	55,836	2,976	58,812
Depreciation and amortization	18,812	–	18,812
General and administrative	171,714 ………………	38,812 ………………	210,526 ………………
Total operating expenses	1,672,406	265,889	1,938,295

Loss from operations	(1,279,579)	(129,576)	(1,409,155)

Other income:
Interest income	28,132 ………………	2,566 ………………	30,698 ………………

Loss before income taxes	(1,251,447)	(127,010)	(1,378,457)

Income taxes	– ………………	– ………………	– ………………
Net loss	$(1,251,447) ……………… ………………	$(127,010) ……………… ………………	$(1,378,457) ……………… ………………
Net loss per common share – basic and diluted	$(0.24) ……………… ………………	$(0.03) ……………… ………………	$(0.27) ……………… ………………
Weighted average number of common shares outstanding	5,123,590	5,000,000	5,061,795

  See accompanying notes.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Consolidated Statements of Stockholders' Equity (Deficit)

Common Stock	Shares ……………	Amount ………	Additional Paid in Capital ……………	Deficit Accumulated During the Development Stage ……………	Accumulated Other Comprehensive Loss (Deficit) ……………	Total Stockholders'Equity (Deficit) ……………
Initial capitalization	4,750,000	$ 4,750	$ (2,850)	$ –	$ –	$ 1,900
Issuance of common shares	250,000	250	(150)	–	–	100
Net loss	– ……………	– ……………	– ……………	(127,010) ……………	– ……………	(127,010) ……………
Balance at December 31, 1999	5,000,000	5,000	(3,000)	(127,010)	–	(125,010)
Issuance of common shares in connection with litigation settlement	287,500	287	1,499,713	–	–	1,500,000
Issuance of common shares in connection with private offering	192,500	193	384,807	–	–	385,000
Issuance of stock options to consultants for services	–	–	18,055	–	–	18,055
Comprehensive loss:
Net loss	–	–	–	(1,251,447)	–	(1,251,447)
Other comprehensive loss:
Currency translation adjustment	–	–	–	–	(2,205)	(2,205) ……………
Total comprehensive loss	……………	……………	……………	……………	……………	(1,253,652) ……………
Balance at December 31, 2000	5,480,000 …………… ……………	$ 5,480 …………… ……………	$1,899,575 …………… ……………	$(1,378,457) …………… ……………	$ (2,205) …………… ……………	$ 524,393 …………… ……………

  See accompanying notes.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Consolidated Statements of Cash Flows
		Period from February 18,	Period from February 18,
		1999 (Date of	1999 (Date of
		Incorporation)	Incorporation)
	Year ended	through	through
	December 31,	December 31,	December 31,
	2000 ………………	1999 ………………	2000 ………………

Operating activities
Net loss	$ (1,251,447)	$ (127,010)	$ (1,378,457)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	18,812	–	18,812
Issuance of stock options in exchange for services	18,055	–	18,055

Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(56,975)	(33,560)	(90,535)
Other assets	10,000	(50,000)	(40,000)
Accounts payable	61,467	6,554	68,021
Accrued payroll liabilities	42,304 ………………	23,100 ………………	65,404 ………………
Net cash used in operating activities	(1,157,784) ………………	(180,916) ………………	(1,338,700) ………………

Investing activities
Issuance of promissory note receivable	–	(1,000,000)	(1,000,000)
Proceeds from repayment of promissory note receivable	1,000,000	–	1,000,000
Capital expenditures	(108,756) ………………	– ………………	(108,756) ………………
Net cash provided by (used in) investing activities	891,244 ………………	(1,000,000) ………………	(108,756) ………………

Financing activities
Proceeds from issuance of common stock	385,000	2,000	387,000
Proceeds from subscription agreement	– ………………	1,500,000 ………………	1,500,000 ………………
Net cash provided by financing activities	385,000 ………………	1,502,000 ………………	1,887,000 ………………

Effect of exchange rates on cash and cash equivalents	(2,205) ………………	– ………………	(2,205) ………………

Net increase in cash and cash equivalents	116,255	321,084	437,339
Cash and cash equivalents at beginning of year	321,084 ………………	– ………………	– ………………
Cash and cash equivalents at end of year	$ 437,339 ……………… ………………	$ 321,084 ……………… ………………	$ 437,339 ……………… ………………

  Continued on next page.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Consolidated Statements of Cash Flows (continued)
		Period from February 18,	Period from February 18,
		1999 (Date of	1999 (Date of
		Incorporation)	Incorporation)
	Year ended	through	through
	December 31,	December 31,	December 31,
	2000	1999	2000

Supplemental schedule of noncash activities
Loss on investments	$ 322,431 ……………… ………………	$ – ……………… ………………	$ 322,431 ……………… ………………

Conversion of note payable to common stock in connection with legal settlement	$1,500,000 ……………… ………………	$ – ……………… ………………	$1,500,000 ……………… ………………

Reclassification between common stock and additional paid–in capital as a result of stock split	$ 3,288 ……………… ………………	$ – ……………… ………………	$ 3,288 ……………… ………………

  See accompanying notes.

  GroupNow, Inc. and Subsidiaries

  (A Development Stage Company)

  Notes to Consolidated Financial Statements

  December 31,2000

  1. Organization and Basis of Presentation

  GroupNow, Inc. (the Company) was incorporated in Delaware on February 18, 1999 as VentureNow, Inc. and provides investment banking, consulting and financial services as well as venture capital management. The Company's headquarters and primary operations are in the United States. In August 2000, the Company launched subsidiary operations in the United Kingdom.

  The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning, raising capital, developing its services offering, and developing markets for its financial services. Accordingly, the consolidated financial statements of the Company have been prepared in accordance with the accounting and reporting principles prescribed by Statement of Financial Accounting Standards (SFAS) No.7, Accounting and Reporting by Development Stage Enterprises, issued by the Financial Accounting Standards Board.

  On October 19, 2000, the Company's shareholders authorized a 2.5–for–1 split of its common stock with no change in par values for shareholders of record as of that date. To reflect the split, common stock was increased and paid–in capital was decreased by $3,288. All per share and shares outstanding data have been restated to reflect the impact of the split.

  Principles of Consolidation

  The consolidated financial statements include the accounts of GroupNow, Inc. and its wholly owned subsidiaries, including Now Securities Global Holdings, LLC, VentureNow, LLC and Critical Mass Holdings, LLC. All material inter–company accounts and transactions have been eliminated.

  2. Summary of Significant Accounting Policies

  Cash and Cash Equivalents

  The Company considers all highly liquid investments with a maturity of three months at the time of purchase or less to be cash equivalents.

  2. Summary of Significant Accounting Policies (continued)

  Restricted Cash

  As of December 31, 2000 and 1999, the Company has restricted cash amounting to $40,000 and $50,000, respectively, in the form of certificates of deposit. These certificates serve as collateral as required by a provision of an office space lease agreement. Restricted cash is not available for general operating purposes and is included in other assets.

  Property and Equipment

  Property and equipment is recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using primarily the straight – line method. The estimated useful lives are as follows: software, three years; computer equipment, five years; furniture and fixtures, seven years. Leasehold improvements are capitalized and amortized over their estimated useful lives or the remaining life of the lease, whichever is shorter.

  Income Taxes

  The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes (SFAS No.109). Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recorded when it is more likely than not that some portion or all of a deferred tax asset will not be realized.

  Revenue Recognition

  Fees from mergers, acquisitions and other financial advisory service agreements are recorded when the underlying transaction is completed or when the Company's obligation is completed under the terms of the agreement and collectibility is reasonably assured.

  2. Summary of Significant Accounting Policies (continued)

  Marketable Securities

  In accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, (SFAS No. 115), marketable securities are classified as available–for–sale and carried at fair value with unrealized gains and losses reported as a component of stockholders' equity in comprehensive loss. Realized gains and losses and declines in value judged to be other–than–temporary on available–for–sale securities are included in investment loss.

  Concentrations of Credit Risk

  Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents in bank. The credit risk associated with cash and cash equivalents is considered low due to the credit quality of the financial institution in which these assets are held.

  Stock–Based Compensation

  SFAS No. 123, Accounting for Stock–Based Compensation, (SFAS No. 123), defines a fair value method of accounting for issuance of stock options and other equity instruments. Under the fair value method, compensation cost is measured at the grant date based on the fair value of the award and is recognized over the service period, which is usually the vesting period. Pursuant to SFAS No.123, companies are encouraged, but are not required, to adopt the fair value method of accounting for employee stock–based transactions. Companies are permitted to continue to account for such transactions under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, (APB Opinion 25) but are required to disclose in a note to the consolidated financial statements pro forma loss amounts as if the Company had applied methods prescribed by SFAS No. 123.

  The Company applies the provisions of SFAS 123 to nonemployee grants and complies with its disclosure requirements; however the Company has elected to continue to apply the provisions of APB Opinion 25 and related interpretations in accounting for its grants to employees. The Company applies EITF 96–18, Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods or Services, for equity instruments issued to individuals or groups other than employees.

  2. Summary of Significant Accounting Policies (continued)

  Foreign Currency Translation

  The Company has determined that the local currency is the functional currency for its subsidiary located outside the United States. In accordance with SFAS 52, Foreign Currency Translation, assets and liabilities of this subsidiary are translated at the rates of exchange at the balance sheet date. The resultant translation adjustments are deferred as a component of accumulated other comprehensive loss in shareholders' equity. Income and expense items are translated at average monthly rates of exchange.

  Computation of Net Loss per Common Share

  Net loss per common share is computed using the weighted average number of common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon exercise of stock options (using the treasury stock method). Potential common shares outstanding have not been included in the computation of diluted loss per share for all periods presented, as their effect is anti–dilutive.

  Recent Accounting Pronouncements

  In June 1998, Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS No. 133), as amended, was issued. SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133 is effective for the Company for its fiscal year beginning January 1, 2001. Management believes that the impact of adopting this statement will not have a significant effect on its consolidated financial position or results of operations.

  Use of Estimates

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions regarding the outcome of pending litigation and other matters that affect the consolidated financial statements and related disclosures. These estimates and assumptions are based on judgment and available information, and, consequently, actual results could differ from these estimates.

  2. Summary of Significant Accounting Policies (continued)

  Reclassifications

  Certain amounts in the prior year's consolidated financial statements and related notes have been reclassified to conform to the current year's presentation.

  3. Going Concern

  The financial statements have been presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company reported a net loss of $1,251,447 and $127,010 for the year ended December 31, 2000 and for the period from February 18,1999 (date of incorporation) through December 31, 1999, respectively. This condition raises substantial doubt about the Company's ability to continue as a going concern.

  During 2000, the Company raised approximately $385,000 through the issuance of common stock. The Company is currently negotiating with several private funding sources to possibly place up to $3 million of the Company's securities in a private placement. Although the Company believes that there are a number of parties interested in participating in such placement, there is no guarantee that the Company will be successful in raising all or a portion of such additional funds.

  The Company's continued existence is dependent upon its ability to raise capital and to market and sell its services successfully. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

  4. Loss on Investments

  During the first quarter of 2000, the Company received securities from two companies, valued at $322,431 in exchange for financial consulting services performed and recorded these revenues in accordance with the Emerging Issues Task Force ("EITF") Issue No. 00-8, "Accounting by a Grantee for an Equity Instrument to Be Received in Conjunction with Providing Goods or Services".

  Subsequent to December 31, 2000, certain events occurred at both companies that resulted in significant declines to the value of these securities. In accordance with SFAS No. 115, absent any ability to demonstrate that the declines in the values of these companies were temporarythe Company recorded a permanent decline in the value of the investments as a charge to earnings during the year ended December 31, 2000. As of December 31, 2000, the Company has no available-for-sale investments recorded on its balance sheet.

  5. Income Taxes

  The significant components of the Company's net deferred income taxes are as follows:

	December 31, 2000 ………………	December 31, 1999 ………………
Deferred tax asset:
Stock options issued for services	$ 6,794	$ –
U.S. net operating loss carryforward	459,367 ………………	46,869 ………………
	466,161	46,869
Valuation allowance	(464,687) ………………	(46,869) ………………
Total deferred tax asset	$ 1,474 ……………… ………………	$ – ……………… ………………

Deferred tax liabilities:
Depreciation	$ 1,474 ………………	$ ………………–
Total deferred tax liabilities	1,474 ………………	– ………………
Net deferred income taxes	$ – ……………… ………………	$ – ……………… ………………

  The Company has incurred net losses since inception. At December 31, 2000 and 1999, the Company had approximately $1,208,000 and $125,000, respectively, of net operating losses carry forwards of which $1,096,000 and $125,000, respectively, is attributable to the U.S. and which expire in 2020 and 2019. The remaining loss of approximately $112,000 and $0 at December 31, 2000 and 1999, respectively, is attributable to UK operations. SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a $464,687 valuation allowance at December 31, 2000 is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. The change in the valuation allowance for the year ended December 31, 2000 is $417,818.

  6. Property and Equipment

  At December 31, 2000, property and equipment were comprised of the following:

Computer equipment	$ 35,432
Software	33,435
Furniture and fixtures	26,980
Leasehold improvements	12,909 ………………
108,756
Less accumulated depreciation and amortization	(18,812) ………………
$ 89,944 ……………… ………………

  There was no property and equipment or related depreciation as of December 31, 1999.

  7. Promissory Note Receivable

  On December 20, 1999, VentureNow, LLC, a wholly owned subsidiary, entered into a $1,000,000 convertible promissory note receivable with a private company. The convertible promissory note receivable earned interest at a rate of 6% and was convertible into equity securities if the borrower issued or sold any securities during the term of the note. On March 6, 2000 the borrower repaid the principal amount of the promissory note receivable plus accrued interest.

  8. Due to Subscriber and Settlement of Litigation

  In November 1999, the Company entered into a stock subscription agreement with a subscriber for the purchase of 1,000,000 shares of the Company's Series A preferred stock for an aggregate price of $10 million. As of December 31, 1999 the Company received $1.5 million of the aggregate purchase price and the subscriber was in default with the terms of the stock subscription agreement with respect to the remaining $8.5 million due to the Company.

  On September 28, 2000 the Company reached a settlement agreement with the subscriber. The settlement required the subscriber to reimburse the Company's legal expenses in the amount of $25,000. The $1.5 million received in 1999 was converted into 287,500 shares of the Company's common stock. No balance remains due to subscriber at December 31, 2000.

  9. Stockholders' Equity

  Preferred Stock

  The Board of Directors authorized 2,000,000 shares of $.001 par value preferred stock. The preferred stock is divided into various series. The first series has been designated as Series A preferred stock (1,000,000 shares authorized). The balance of the remaining authorized preferred stock remains undesignated as of December 31, 2000 and 1999. No preferred stock has been issued as of December 31, 2000 and 1999. However, in the event the Company issues preferred stock, and the Company declares a cash dividend, the Series A preferred stock shall be entitled to receive seventy percent of the cash dividend and the common stock shall be entitled to receive thirty percent of the cash dividend. Such dividends are noncumulative and shall be payable only when and if declared by the Board of Directors.

  Each share of the Series A preferred stock is convertible, at the option of the holder, at any time, into one fully paid share of common stock. Also, the holder of each share is entitled to the number of votes equal to the number of shares of common stock into which such share of Series A preferred stock could be converted.

  Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series A preferred stock are entitled to receive, before any distribution or payment to the holders of common stock, the amount of $10 per share plus any declared but unpaid dividends.

  At the option of the Board of Directors, the Company may, at any time, redeem all or any part of the outstanding shares of Series A preferred stock at a $10 value per share plus a premium equal to 10% of the face value of each share for each year that such share has been held.

  10. Stock Option Plan

  On November 18, 1999, the Company adopted the Incentive and Nonstatutory Stock Option Plan (the Plan), that provides for the granting of incentive and nonqualified stock options to purchase shares of the Company's common stock to officers, directors and key employees responsible for the direction and management of the Company and to nonemployee consultants and independent contractors. The Board of Directors serves as the Plan administrator. As of December 31, 1999, the Company was authorized to grant options for up to 750,000 common shares under the Plan.

  The vesting period and terms of the option agreement are established by the Board of Directors. The stock options expire no later than ten years from the date of grant. No options were granted as of December 31, 1999.

  The exercise price per common stock share of any option shall be determined by the Board of Directors at the time of grant but shall not be less than 110% of the fair market value of the shares at the date of grant. In the case of incentive stock options granted to a less than 10% shareholder, the exercise price will not be less than 100% of the fair market value of the shares at the date of grant. In the case of nonstatutory options granted to a less than 10% shareholder, the exercise price shall not be less than 85% of the fair market value of the share at the date of grant.

  On September 19, 2000 the Company amended the Plan to increase the number of authorized grant options up to 2,500,000. At December 31, 2000, the Company has granted options to its employees to purchase 1,827,500 shares of the Company's common stock.

  Of the 1,827,500 options granted as of December 31, 2000, 144,443 vested in 2000, 681,387 vest in 2001, 517,500 vest in 2002, and 484,170 vest in 2003, with the vesting beginning on the first anniversary of the date of grant. The exercise price ranges from $0.40 and $2.00 per share, which was determined by the Board to be the fair value at the date of grant. Additionally, on October 26, 2000, the Company entered into a one–year agreement with a consulting firm in exchange for consulting services. In accordance with the agreement, the Company issued 200,000 options at an exercise price of $2.00, the then fair market value of the Company's common stock. Because this contract does not contain performance commitments, Emerging Issues Task Force (EITF) No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods and Services, requires that the Company remeasure the fair value of the options on the date the options vest, not on the date they are granted. At December 31, 2000, the Company recorded compensation expense of $18,055 related to the number of options that vested. The fair value of these options has been calculated, based on a Black-Scholes model at $100,000. This contract does not contain performance commitments, therefore variable accounting will apply to these options for the remainder of the contract period. At December 31, 2000, 36,110 options had vested and were exercisable.

  Pro forma information regarding net loss is required by SFAS No. 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. The fair value of options granted to employees was estimated at the date of grant using the minimum value method with the following assumptions: risk-free interest rate of 6.0%; no expected dividends; and expected life of the options of 10 years. The fair value for the non-employee stock options was estimated at the grant date using a Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 6%; no expected dividends; a volatility factor of the Company's common stock of 0.001; and expected life of the options of five years.

  The Black-Scholes options valuation model was developed for use in estimating the fair value of traded option that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility.

  For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The effect of applying the fair value method required by SFAS No. 123 to the Company's options results in a pro forma net loss of approximately $1,351,187 and a net pro forma basic and diluted loss per common share of $0.26, for the year ended December 31, 2000. Because the determination of the fair value of all options is based on the assumptions described above, and because additional option grants are expected to be made in future periods, this pro forma information is not likely to be representative of the pro forma effects on reported net income or loss for future years.

  A summary of the Company's stock option activity and related information at December 31, 2000 is as follows:

	Shares ……………… ………………	Weighted Average Exercise Price ……………… ………………

Outstanding at beginning of period	–	$ –
Granted	1,827,500	0.82
Exercised	–	–
Forfeited	– ………………	–
Outstanding at end of year	1,827,500 ……………… ………………	0.82

Exercisable at end of year	144,443 ……………… ………………	1.63

  The following table summarizes information about stock options outstanding at December 31, 2000:

		Options Outstanding		Options Exercisable
Exercise Price	Weighted Average Fair Value	Number Outstanding	Weighted Average Remaining Contractual Life (in Years)	Number Outstanding	Weighted Average Exercise Price

$ .40	$.18	1,352,500	9.35	33,333	$ .40
$2.00	$.87	475,000	9.82	108,333	$2.00

  11. Savings Plan

  In 2000, the Company established a qualified investment savings plan that covers all U.S. employees who work more than 500 hours per year and have attained age 21. Employees may invest up to 20% of eligible compensation. The Company may make qualified matching contributions which are 100% vested immediately, based on the employee pretax contribution, to be determined annually. In addition, the Company may make annual discretionary profit sharing contributions by taking appropriate legal action. For the year 2000, the Company elected to match 50% of the first six percent of eligible employee contributions. The Company's expense related to these matching contributions was $7,333 for the year ended December 31, 2000.

  12. Related Party

  An officer of the Company has a partial ownership interest in a law firm engaged by the Company to represent it in various legal matters. During the year ended December 31, 2000, the Company paid $44,086 for legal fees. The Company accrued an additional $3,473 as of December 31, 2000 to the law firm for legal services provided to the Company. During the period from February 18, 1999 (date of incorporation) through December 31, 1999, this law firm did not provide any legal services to the Company.

  13. Commitments

  The Company leases office, computers and other equipment under various operating lease agreements. Rental expense for office space was $91,393 and leased equipment expenses were $22,366 for the year ended December 31, 2000. There were no expenses related to rented or leased facilities or equipment in 1999.

  Future minimum lease payments under the operating leases are as follows:

Year ending December 31:
2001	$115,492
2002	112,117
2003	100,119
2004	82,403
2005	7,438 ………………
Total	$417,569 ……………… ………………

  14. Subsequent Event

  On June 4, 2001, the Company entered into a share exchange agreement (the Agreement) with a Florida public company (the Public Company), whereby its shareholders agreed to exchange all of the Company's issued and outstanding shares for 9,453,017 shares of the Public Company. The closing of the Agreement is expected to occur immediately after the Public Company has satisfied the reporting requirements of Florida state law and Section 14 of the Securities Exchange Act of 1934. At the closing, the company will become a wholly owned subsidiary of the Public Company.

  D. RECOMMENDATION AND REASONS OF THE PRECOM BOARD FOR ENGAGING IN THE TRANSACTION

  Our board of directors has approved the adoption of the Share Exchange Agreement and recommended it for approval by a majority of the shareholders.

  We currently do not have assets, operations or revenues. Our business plan consists of attempting to locate a company that we can to enter into a transaction for a merger, purchase, exchange of stock, or encompass entities such as a corporation, joint venture or partnership. For these reasons, we are thinly capitalized, with no assurance that our capital needs will be realized. Accordingly, the Share Exchange with GroupNow provides us with operations and a wide range of business opportunities, which has the potential to provide greater returns to our shareholders.

  The board of directors believes that it will be to the benefit of the shareholders to complete this Share Exchange.

  E. MATERIAL TERMS OF THE SHARE EXCHANGE AGREEMENT

    SUMMARY OF KEY TERMS OF THE TRANSACTION

    REVERSE SPLIT. Prior to the Share Exchange, PreCom will effect a reverse split of the Common Stock 1-for-20. Following the reverse split, PreCom will have 106,042 shares of common stock, par value $.001, outstanding.

    SHARE EXCHANGE. The shareholders of GroupNow will receive 9,453,017 shares of our Common Stock, par value $.001, for 6,850,000 shares of GroupNow common stock, par value $.001, which are currently all of GroupNow's issued and outstanding stock.

      ELECTION OF DIRECTORS. David J. Simonetti, President and Chief Executive Officer of GroupNow will be appointed as PreCom's President, CEO and a director. Nicholas M. Calapa will resign as our President and CEO, but remain as a director of PreCom after the Share Exchange. Bruce Keller will resign from his positions as our Vice President and Secretary and his successor shall be selected by GroupNow. Upon Mr. Simonetti's appointment, Mr. Keller shall also resign from the board of directors. We intend to expand the size of the board to nine members and appoint Mark Elenowitz, Louis Taubman, Thomas Bostic Smith, Allison Creely, Melvyn Estrin, Peter Morris and James Schroeder. Messrs. Simonetti, Elenowitz, Taubman, Smith, Estrin, Morris, Schroeder and Ms. Creely will not begin their terms until after the expiration of the twenty day period beginning on the later of the date of the filing of this Information Statement with the SEC pursuant to Rule 14C or the date of mailing of this Information Statement to PreCom's shareholders and after completion of the Share Exchange. (See Section IV, Item D).

    NAME CHANGE. In connection with this transaction our name will be changed to GroupNow, Inc., or a substantially similar name. (See Section IV, Item H).

  2. SHARE EXCHANGE

  Shares Being Exchanged. The Shareholders of GroupNow agree to transfer to PreCom, and PreCom agrees to purchase from the shareholders of GroupNow, all of the right, title and interest in their GroupNow stock, representing 100% of the issued and outstanding stock of GroupNow, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature, in exchange for 9,453,017 shares of PreCom Common Stock.

  3. CLOSING

    Time and Place. The Closing will be held as soon as possible at GroupNow's Maryland office located at 15245 Shady Grove Road, Rockville, Maryland, following PreCom's compliance with the shareholder notification requirements of Florida state law and the requirements of Section 14 of the Securities Exchange Act of 1934, as amended.

    Deliveries by the shareholders of GroupNow. At the Closing, GroupNow and its shareholders are delivering to PreCom (unless previously delivered) the following:

      GroupNow will, and will cause its respective representatives to afford PreCom its representatives access to its personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by PreCom;
      furnish PreCom and its representatives with copies of all such contracts, books and records, and other existing documents and data as PreCom may reasonably request in connection with the Share Exchange;
      furnish PreCom and its representatives with such additional financial, operating, and other data and information as PreCom may reasonably request;
      furnish complete copies of all material contracts and other relevant information on a timely basis in order to keep PreCom fully informed of the status of GroupNow's respective business and operations;
      certificates representing the shares of GroupNow duly endorsed or accompanied by stock powers duly executed and otherwise in form acceptable for transfer on the books of the Company;
      a Certificate of Good Standing from the state of Delaware;
      certified copies of the resolutions of the board of directors of GroupNow authorizing the execution of this Agreement and the consummation hereof;
      any further document as may be reasonably requested by counsel to PreCom in order to substantiate any of the representations or warranties of the shareholders of GroupNow set forth in the Share Exchange Agreement; and
      GNOW will have entered into a finders/consulting agreement with Greenwich Financial Group.

    Deliveries by PreCom. At the Closing, PreCom will deliver to GroupNow (unless previously delivered) the following.

      PreCom will, and will cause its respective representatives to afford GroupNow its representatives access to its personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by GroupNow;
      furnish GroupNow and its representatives with copies of all such contracts, books and records, and other existing documents and data as the GroupNow may reasonably request in connection with the Share Exchange;
      furnish GroupNow and its representatives with such additional financial, operating, and other data and information as GroupNow may reasonably request;
      furnish complete copies of all material contracts and other relevant information on a timely basis in order to keep GroupNow fully informed of the status of PreCom's respective business and operations;
      a Certificate of Good Standing from the state of Florida;
      document demonstrating that PreCom's authorized and issued capital stock is as set forth in the Share Exchange Agreement;
      certified copies of the resolutions of the board of directors of PreCom authorizing the execution of the Share Exchange Agreement and the consummation hereof;
      any further document as may be reasonably requested by counsel to the Shareholders in order to substantiate any of the representations or warranties of PreCom set forth herein;
      David Simonetti will be appointed as President and CEO of PreCom and Nicholas Calapa will resign from the positions of President and CEO of PreCom;
      Bruce Keller will resign from his positions as Vice President and Secretary of PreCom and his successor shall be selected by GroupNow;
      the Board of Directors of PreCom will appoint David Simonetti and an individual selected by GroupNow to serve on the Board of Directors of PreCom; and
      Bruce Keller shall resign from PreCom's Board of Directors upon the appointment of David Simonetti and GroupNow's designee. Nicholas M. Calapa shall remain a board member of PreCom (GroupNow, Inc.) following the close of the Share Exchange.

  4. CONDITIONS PRECEDENT TO THE SHARE EXCHANGE AGREEMENT
    Reverse Stock Split. In anticipation of the Share Exchange, PreCom will effect a reverse split of its Common Stock 1-for-20. Following the reverse split, PreCom will have 106,042 shares of common stock, par value $.001, outstanding.
    Name Change. PreCom's will amend its Certificate of Incorporation to change its name to GroupNow, Inc., or a substantially similar name.
    The Boards of Directors. The Board of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the Share Exchange, in accordance with 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. This U.S. tax provision provides that no gain or loss be recognized from a statutory merger of two corporations.
    The Shareholders of PreCom. The Board of directors and a majority of the shareholders of PreCom shall have executed and delivered a written consent whereby they have approved the Share Exchange Agreement and the Share Exchange Agreement shall have been approved and adopted by the Board of Directors of PreCom in a manner consistent with the laws of its Jurisdiction and its constituent documents.
    The Shareholders of GroupNow. A majority of the shareholders of GroupNow shall have approved the Share Exchange Agreement and the Share Exchange Agreement shall have been approved and adopted by the Board of Directors of GroupNow in a manner consistent with the laws of its Jurisdiction and its constituent documents.

  5. TERMINATION OF SHARE EXCHANGE AGREEMENT

  The Share Exchange Agreement may be terminated (1) by mutual consent in writing or (2) by either GroupNow or PreCom there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by the Closing.

  F. REGULATORY APPROVALS REQUIRED

  None.

  G. FEDERAL TAX CONSEQUENCES OF THE TRANSACTION

  This summary of the federal income tax consequences of the merger may not contain all the information that is important to you. It is not a complete analysis or listing of all potential tax effects of the merger agreement; it does not address tax consequences to persons subject to special treatment under tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, non-United States persons and shareholders who acquired their shares as compensation); and it does not address the tax laws of any state, local or foreign jurisdiction. It is based upon the Internal Revenue Code, treasury regulations and administrative rulings and court decisions as of the date of this document, all of which are subject to change. Shareholders should consult their tax advisors as to the particular effect of their own particular facts and circumstances on the federal income tax consequences of the merger to them, and also as to the effect of any state, local, foreign and other federal tax laws.

  Under current federal income tax law, based upon assumptions and representations made by us and GroupNow, and assuming that the exchange is consummated in the manner set forth in the Share Exchange Agreement, it is anticipated that the following federal income tax consequences will result:

    The merger will qualify as a reorganization under Section 368(a) of the Internal Revenue Code;
    No gain or loss will be recognized by us or GroupNow as a result of the Share Exchange;
    GroupNow's stockholders receiving shares of PreCom Common Stock in exchange for their GroupNow shares in the Share Exchange will recognize no gain.
    There will not be any material tax effects to the existing shareholders of PreCom as a result of the merger.
    The holding period for U.S. federal income tax purposes of the shares of PreCom's Common Stock received by a GroupNow stockholder will include the holding period of the GroupNow common stock surrendered in exchange, provided that the surrendered shares of GroupNow common stock were held as capital asset at the time of the Share Exchange.

  There can be no assurance that the IRS will not take a position contrary to the positions reflected in this Information Statement or that such opinions would be upheld by the courts if challenged. No tax opinion or Revenue Ruling is being rendered nor has any been sought by the parties.

  In connection with the legal form of this transaction, GroupNow, Inc. will become a wholly owned subsidiary of PreCom. For accounting and reporting purposes, the acquisition will treated as a recapitalization, of GroupNow rather than a business combination. GroupNow, Inc. as the accounting acquiror of PreCom does not expect to record goodwill or any other intangible asset for this "Reverse Acquisition".

  H. CONSIDERATION OFFERED TO SECURITY HOLDERS

  At the record date of June 4, 2001, 51 shareholders owned stock in GroupNow. These shareholders will receive 1.38 shares of our Common Stock for each share of Common Stock of GroupNow which they currently own.

  IV. GENERAL INFORMATION

  This Information Statement is furnished by our board of directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

    To acquire all of the issued and outstanding shares of stock of GroupNow, Inc. ("GroupNow"), as a wholly owned subsidiary in exchange for the issuance of 9,453,017 shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Share Exchange Agreement (see Annex A of Information Statement).
    To effect a reverse split of the common stock 1-for-20. Following the reverse split, we will have 106,042 shares of common stock, par value $.001, outstanding.
    To amend our Certificate of Incorporation to change our corporate name to GroupNow, Inc., or a substantially similar name.
    To increase the size of the board of directors to nine directors and to select as new directors representatives of GroupNow including: David J. Simonetti, Mark Elenowitz, Louis Taubman, Thomas Bostic Smith, Allison Creely, Melvyn Estrin, Peter Morris and James Schroeder. Nicholas M. Calapa will continue to serve on our board of directors following the Share Exchange.

  A. DATE, TIME, AND PLACE INFORMATION

  There WILL NOT be a meeting of shareholders and none is required under Florida Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock.

  This information statement is first being mailed on or about July 13, 2001, to the holders of Common Stock as of the Record Date, June 7, 2001. Under Federal law the record date was determined as the date that the first public announcement was made of the Share Exchange Agreement.

  PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. PreCom is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by PreCom can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330.

  The Share Exchange Agreement is described in more detail under the section entitled "Annex A Share Exchange Agreement." If these conditions are satisfied, then under Federal law this transfer will not be effective until at least 20 days after this information statement was mailed to you.

  B. DISSENTERS' RIGHTS

  We are not aware of any material rights to challenge this transaction that our shareholders have either under Federal law or Under the Florida law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement. Under Florida Business Corporation Act Section 607.1602, our shareholders and under Delaware General Corporation Law 8 Section 220, GroupNow's shareholders, may inspect and copy, during regular business hours at the company's principal office, its books and records, if the shareholder provides GroupNow written notice of his or her demand and the date on which he or she wishes to inspect and copy.

  C. VOTING SECURITIES

  The shares of PreCom's common stock, par value $.001 ("Common Stock") are the only voting securities currently outstanding. The holder of each share of our Common Stock is entitled to one vote per share on all matters submitted to a vote of the shareholders. As of June 10, 2001, there were 1,940,820 shares of our Common Stock outstanding. There are currently no shares of preferred stock outstanding.

  Section 607.1103 of the Florida Business Corporation Act requires that the Share Exchange Agreement be approved by at least 50.1% of PreCom Technology shareholders.

  However, Section 607.0704 of the Florida Business Corporation Act Law permits shareholders to approve such an action by written consent without the necessity of a shareholders' meeting. The control shareholders who own 52% of our outstanding shares have approved, by written consent, the actions in connection with the Share Exchange Agreement.

  D. DIRECTORS AND EXECUTIVE OFFICERS

  Current Directors and Executive Officers

  Our current executive officers and key employees, their ages, and present positions with PreCom are as follows:

Name	Age	Position

Nicholas M. Calapa	38	President & Director
Bruce Keller	63	Vice President, Secretary & Director

  Nicholas M. Calapa, President and Director. Mr. Calapa has been our President and a Director since 1999. He has been the Vice President and a fifty (50%) percent shareholder of Greenwich Financial Group since 1997 where he has worked as an investment banker. Prior to that time, for ten years he worked as a financial consultant for the brokerage firm currently known as Salomon Smith Barney. Mr. Calapa received his Bachelor of Arts Degree with a major in Political Science from St. John's University in 1984. He also graduated with a minor in business and philosophy.

  Bruce Keller, Vice President, Secretary and Director. Mr. Keller has been our Vice President, Secretary and a Director since 1999. He has been the President and a fifty (50%) percent shareholder of Greenwich Financial Group since 1997 where his responsibilities include overseeing the overall administration of such company. Prior to that time, for five years he worked as a financial consultant for Gilford Securities. Mr. Keller received his Bachelor of Science Degree in Economics from the University of Pennsylvania in 1958 and his Master in Business Administration Degree in Taxation from New York University in 1964.

  Directors and Officers After the Share Exchange
Name	Age	Proposed Position
David J. Simonetti	32	President and CEO
Nicholas M. Calapa	38	Director
Mark Elenowitz	31	Director
Louis E. Taubman	33	Director
Allison Creely	38	Director
Thomas Bostic Smith	31	Director
Melvyn Estrin	56	Director
Peter Morris	51	Director
James Schroeder	50	Director

  See above for information on Nicholas M. Calapa

  David J. Simonetti, Proposed Director. Mr. Simonetti is charged with managing the strategic growth of the GroupNow. Mr. Simonetti is a professional manager with twelve years of senior management experience in the software, networking, Internet, financial, construction, and consumer products industries. Mr. Simonetti leverages skills in strategy, marketing, finance, accounting, M&A, and Management Information Systems in all of his Management roles, whether acting as an executive or as an independent advisor to management. He has provided management services to companies at all stages of growth. In addition to these activities, Mr. Simonetti has served on the boards of directors of Streamedia Communications, Inc., and NuOncology Labs, Inc., both publicly traded companies, and serves on the on the advisory boards of several private companies. He received a B.A. magna cum laude from Marlboro College, VT.

  Mark H. Elenowitz, Proposed Director. Mr. Elenowitz is responsible for corporate development of GroupNow. He is charged with developing, sourcing and negotiating acquisitions and strategic partnerships for GroupNow and its subsidiaries. He also guides corporate strategy, ensuring that the firm stays on-track to meet its long-term goals. Mr. Elenowitz integrates a strong, successful entrepreneurial background with extensive financial services and capital markets experience. He is also the senior managing director of Investor Communications Company, LLC (ICC), a national investor relations firm he founded in 1996. Through ICC, Mr. Elenowitz has developed ongoing relationships with other investment banking firms, market makers, and analysts. Mr. Elenowitz has worked with over twenty publicly traded companies providing financial consulting and strategic planning services. Mr. Elenowitz is the recipient of several entrepreneurial awards. He is a graduate of the University of Maryland School of Business and Management, with a Bachelor of Science in Finance.

  Louis E. Taubman, Esq., Proposed Director. Louis Taubman manages all legal aspects of GroupNow including strategic planning for GroupNow and structuring of GroupNow's acquisitions and fund management and structure for VentureNow, a subsidiary of GroupNow. As a half-time employee of GroupNow, Mr. Taubman concurrently maintains a partnership in the boutique securities law firm of Kogan, Taubman and Neville, LLC located in New York's Financial District. Prior to forming Kogan, Taubman and Neville, he maintained a private practice wherein he provided general corporate and securities counsel to various small businesses. Prior to that, Mr. Taubman served as an attorney in the legal department of Prudential Securities, Inc. Mr. Taubman provides counsel to both issuers and underwriters with regard to public and private finance, periodic reporting under the Securities Exchange Act of 1934, Williams Act reporting, M&A transactions and corporate governance issues. Mr. Taubman graduated cum laude from New York Law School and is a member of the New York Bar.

  Allison Creely, Proposed Director. Ms. Creely is the chief financial officer of GroupNow. Creely directs and manages the financial operations and reporting of the GroupNow. Ms. Creely has over fourteen years of finance and accounting experience. Prior to joining GroupNow, she served as the chief financial officer of Drexel, Barrell & Co. Previous to that, she was the director of strategic initiatives for Samsonite Corporation, a publicly traded company with primary responsibility for the company's secondary debt and equity offerings and for evaluating, managing and integrating acquisitions. Ms. Creely has held financial management roles at W.R. Grace & Co., Scott Paper Company, and Coca-Cola Enterprises, all publicly traded companies. She also served as an auditor for Ernst & Young, LLP. Ms. Creely holds an MBA from the University of North Florida and is a certified public accountant.

  Thomas Bostic Smith, Proposed Director. Mr. Bostic Smith directs and coordinates Now Securities' corporate finance business. Mr. Bostic Smith leverages his public market experience to evaluate prospective deal flow as well as augment the company's investment strategy and policy. He also acts as a marketing and strategic advisor on select GroupNow projects and services. Mr. Bostic Smith has worked in investment/merchant banking, private equity, financial public relations and asset management for the last 12 years. He has served as a director of Investor Communications Company, LLC since1996. Prior to joining ICC, Mr. Bostic Smith was a vice president at AG Edwards, a top 10 securities firm and NYSE member. Previous to AG Edwards, he held similar positions with the brokerage division of Household International as well as another NYSE member firm, Dain Bosworth, Inc. He received his BA degree from Loyola University.

  Melvyn J. Estrin, Proposed Director. Mr. Estrin is the co-Chairman and co-CEO of Avatex Corp. (OTCBB: AVAT), a holding company involved in medical and beauty products investments, and is also Chairman and CEO of Phar-Mor (Nasdaq: PMOR), a chain of retail drugstores. Mr. Estrin also serves as Chairman of the Board and CEO of Human Service Group, Inc, a private management and investment firm and of University Research Corporation, a consulting firm. He also serves as managing partner of an investment partnership, Centaur Partners, LP. Mr. Estrin presently serves as Chairman of the Board and a member of the executive committee of GrandBanc, Inc. He is a member of Board of Managers of Chemlink Laboratories, LLC. He also serves as a director of a number of companies including Washington Gas Light Company, iLife Systems, Inc. (Manufacturer of miniature continuous-wear vital signs monitors), RAS Holding Corporation and HPD Corporations (household product manufacturer).

  Mr. Estrin's past experience includes Chairman, President, and CEO of American Health Services and Vice President of Spectro Industries. He is a graduate of the Wharton School of Finance, has served as a Trustee of the University of Pennsylvania, and was appointed by President George Bush to serve as Commissioner of the National Capital Planning Commission and as a member of the National Committee of the Performing Arts. On August 27, 1996, FoxMeyer Corporation and FoxMeyer Drug Company, subsidiaries of Avatex Corporation, each filed a petition under Chapter 11 of the United States Bankruptcy Code. At the time of the filing Mr. Estrin was an executive officer and director of FoxMeyer Corporation and FoxMeyer Drug Company. On July 26, 1996, Ben Franklin Retail Stores, Inc. filed a petition for protection under Chapter 11 of the United States Bankruptcy Code. At the time of the filing, Mr. Estrin was a director of Ben Franklin Retail Stores, Inc.

  Peter Morris, Proposed Director. Peter Morris is the Executive Director of Investments at the National Rural Electric Cooperative Association (NRECA), a position he has held since 1978. He is also the Vice President and Director of Investments at RE Advisers Corporation. Mr. Morris joined NRECA in 1974 as an Investment Analyst and now oversees the investment of over $6.7 billion in benefit program assets managed both in-house and by outside money managers. Mr. Morris serves as an officer for RE Advisors Corporation, RE Investments Corporation, and the Homestead Funds Board of Directors. Additionally, he is on the advisory boards of Saugatuck Capital Company and RFE Investment Partners. He is a member of the Association for Investment Management and Research, the Washington Society of Investment Analysts and the Washington Investment Forum. Mr. Morris' Homestead Value Fund (Nasdaq: HOVLX), part the NRECA investment portfolio, was named as a top stock mutual fund by Money magazine for the past three years. The Homestead Value Fund was also ranked second out of 11 midcap funds and third overall in Smart Money magazine's "Mutual Funds 1999 –Leaders of the Pack."

  James Schroeder, Proposed Director. Mr. Schroeder is Vice President of Tax for the Thompson Corporation, an e-commerce and solutions firm, a position he has held since 1984. He has been personally involved with, or overseen, some 350 acquisitions and disposals valued at $10 billion during his tenure at the Thompson Corporation. Prior to that he was Vice President-Tax for BBDO, Inc., now Omnicom, Inc., where he started the company's worldwide tax department and was Tax Supervisor for the Celanese Corp., now Hoescht-Celanese, and Tax Analyst for Chase Manhattan Bank, NA. Mr. Schroeder is a member of the Manhattan Chapter of the Tax Executives Institute, Chair of the Electronic Publishing subcommittee of the Media Tax Group, Chair of its delegation to the NTA Electronic Commerce and Telecommunications Project and a member of the International Tax Foundation, International Fiscal Association, Foreign Owned Group, Stamford Tax Association and the Newspaper Association of America. Mr. Schroeder formerly served on the board of directors for Streamedia Communications, Inc., Mr. Schroeder obtained his MBA from Pace University and his Bachelor's Degree from the State University of New York at Albany.

  E. STOCK OWNERSHIP AND CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information concerning the beneficial ownership of our Common Stock, as of June 4, 2001, by (i) each person known by us to be a beneficial owner of more than 5% of our issued and outstanding stock; (ii) our officers and directors; and (iii) the officers and directors as a group.

Name and Address	Amount of Shares Beneficially Owned	Percent of Class
Greenwich New Venture Equity Fund 2001 West Main Street, Suite 208 Stamford, CT 06902	563,560	29.04%
Greenwich Financial Group 2001 West Main Street, Suite 208 Stamford, CT 06902	295,000	15.20%
Flashstar Funding Corp. 2001 West Main Street, Suite 208 Stamford, CT 06902	150,000	7.73%
Nicholas M. Calapa 50 Myano Lane Stamford, CT 06902	429,280(1)	22.12%(1)
Bruce Keller 600 Riversville Rd. Greenwich, CT 06831	429,280(2)	22.12%(2)
Officers and Directors as a Group	858,560(3)	44.24%(3)

  (1) Nicholas M. Calapa, is an Officer and Director of PreCom, does not directly own any shares of PreCom. However, Mr. Calapa is a fifty (50%) percent shareholder of Greenwich New Venture Equity Fund doing business as Greenwich Financial Group, which owns an aggregate of 858,560 shares of PreCom. Therefore, Mr. Calapa beneficially owns 429,280 shares (22.12%) of our Common Stock.

  (2) Bruce Keller, an Officer and Director of PreCom, does not directly own any shares of PreCom. However, Mr. Keller is a fifty (50%) percent shareholder of Greenwich New Venture Equity Fund doing business as Greenwich Financial Group, which own an aggregate of 858,560 shares of the PreCom. Therefore, Mr. Keller beneficially owns 429,280 shares (22.12%) of our Common Stock.

  (3) Nicholas M. Calapa and Bruce Keller are our only Officers and Directors. As stated above, Nicholas M. Calapa beneficially owns 429,280 shares of our Common Stock and Bruce Keller beneficially owns, 429,280 shares of our Common Stock. Therefore, the Officers and Directors own 858,560 shares (44.24%) of us.

  There are no shares of our voting stock that the persons listed above may acquire within 60 days by exercise or conversion of options, warrants, conversion, privileges or other rights.

  Securities Ownership of Certain Beneficial Owners and Management After the Share Exchange

  The following table sets forth information concerning the beneficial ownership of our Common Stock following the Share Exchange by (i) each person we believe will be a beneficial owner of more than 5% of the issued and outstanding stock of PreCom; (ii) the GroupNow designees who will serve as officers and directors of PreCom; and (iii) the designee officers and directors as a group.

Name and Address	Amount of Shares Beneficially Owned	Percent of Class
David J. Simonetti 1700 NE 4th Ct. Ft. Lauderdale, FL 33301	2,005,313	21.2%
Mark Elenowitz 10616 Beechknoll LN Potomac, MD 20854	1,944,938	20.6%
Allison Creely 2455 E. Sunrise Blvd., Suite 511 Ft. Lauderdale, FL 33304	(1)
Louis Taubman 200 E 27th Avenue, #5W New York, NY 10016	1,725,000(2)	17.1%
Thomas Bostic Smith 192 Lawton Rd. Riverside, IL 60546	1,595,625	16.9%
Peter Morris 800 Towlston Rd. McLean, VA 22102	(3)
James Schroeder 143 Cambridge Avenue Garden City, NY 11530	(4)
Melvyn Estrin Human Services Group, Inc. 7200 Wisconsin Ave.,Suite 600 Bethesda, MD 20814	51,750(5)	0.5%
NextPath Technologies, Inc. 15100 Central Avenue, SE Albuquerque, N.M. 87192	495,938	5.2%
Officers and Directors as a Group	7,214,814	76.3%

    After the Share Exchange, Ms. Creely will have options to purchase 862,500 shares of the PreCom's Common Stock, of which 287,500 shares have vested.
    Mr. Taubman's holding include his 33% interest in K.T. Ventures, LLC, which after the share exchange will own 323,438 shares of PreCom's Common Stock.
    After the Share Exchange, Mr. Morris will have options to purchase 43,125 shares of PreCom's Common Stock, all of which have vested.
    After the Share Exchange, Mr. Schroeder will have options to purchase 43,125 shares of PreCom's Common Stock, all of which have vested.
    After the Share Exchange, Mr. Estrin will have options to purchase 388,125 shares of PreCom's Common Stock, of which 250,125 shares have vested

  Other than the shares that Ms. Creely and Messrs. Morris, Schroeder and Estrin may obtain upon the exercise of their vested options, there are no additional shares of our voting stock that the persons listed above may acquire within 60 days by exercise or conversion of options, warrants, conversion, privileges or other rights.

  F. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table reflects all forms of compensation for the services to us for the fiscal years ended December 31, 2000, 1999, and 1998

  SUMMARY COMPENSATION TABLE

  Summary Compensation Table

  Long Term Compensation
Annual Compensation	Awards	Payouts
(a) Name and Principal Position	(b) Year	(c) Salary($)	(d) Bonus($)	(e) Other Annual Compen– sation ($)	(f) Restricted Stock Award(s) ($)	(g) Securities Under– lying Options/ SARs (#)	(h) LTIP Payouts ($)	(i) All Other Compen– sation ($)
Nicholas M Calapa, President Bruce Keller, V.P. & Sec.	2000 1999 1998 2000 1999 1998	0 0 0 0 0 0	0 0 0 0 0 0	0 0 0 0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

  Options/SAR in Last Fiscal Year
  (Individual Grants)
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration date
(a) Nicholas M. Calapa Bruce Keller	(b) 0 0	(c) 0 0	(d) 0 0	(e) 0 0

  There is no current cash compensation plan for Directors/Officers in 2001. Our board of directors has authorized a two-year stock purchase option as compensation to our directors and plans again to provide stock options as part of a new compensation package when funds are available.

  G. BOARD MEETINGS AND COMMITTEES

  Board of Directors

  Our Board of Directors did not meet during the fiscal year ended December 31, 2000.

  Board Committees

  Our Board of Directors currently does not have any committees.

  H. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires that a company's officers and directors and any person who own more than ten percent of a registered class of equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Such person is required by Commission regulations to furnish us with copies of all forms they file pursuant to Section 16(a). On January 17, 2001, we filed Form 3s for Messrs. Calapa and Keller and Greenwich New Venture Equity Fund, LLC of which Messrs. Calapa and Keller are each 50% owners.

  I. AMENDMENTS OF CHARTER, BYLAWS, OR OTHER DOCUMENTS

  By majority shareholder consent, the shareholders have approved such that the Certificate of Incorporation of PreCom will be amended to change our corporate name to GroupNow, Inc., or a substantially similar name, and to reverse split our Common Stock 1:20.

  J. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  We currently use office space in a building located at 2001 W. Main Street, Suite 208, Stamford, Connecticut 06902. The primary tenant is Greenwich Financial Group, Inc. Greenwich Financial Group, Inc. is our majority shareholder and its principals, Nicholas M. Calapa and Bruce Keller are our officers and directors. We currently do not pay any rent to Greenwich Financial Group, Inc.

  Greenwich Financial Group, Inc., our majority shareholder has paid various legal, accounting and filing fees for us in the aggregate amount of $59,037. Greenwich Financial Group, Inc. has agreed to waive repayment of such amount.

  K. INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

  Pursuant to the Share Exchange Agreement, GroupNow has agreed to enter into a consulting agreement with Greenwich Financial Group. As compensation to Greenwich Financial Group for its consulting services, GroupNow (formerly PreCom) will pay 800,000 shares of common stock, par value $.001.

  Greenwich Financial Group is owned entirely by Nicholas M. Calapa and Bruce Keller who are presently our officers and directors. In addition, through their ownership of Greenwich Financial Group and Greenwich New Venture Equity Fund, Messrs. Calapa and Keller currently own 44.24% of PreCom. A copy of the consulting agreement is attached to Annex B as Exhibit 2.1.

  Pursuant to the Share Exchange Agreement, GroupNow has agreed to issue 459,000 shares of GroupNow (formerly PreCom) common stock, par value $.001 to the following creditors of PreCom, as set forth below:

      Roger Manning – 125,000 shares
      Anslow & Jaclin, LLP – 15,000
      Peter Goldstein – 56,000 shares
      Flashstar Funding Corp. – 230,000 shares
      Joseph Scutaro – 33,000

  GroupNow will use its reasonable best efforts to file a registration statement on Form SB-2 within 45 days of the Closing of the Share Exchange Agreement, registering for resale the shares to be issued to Roger Manning, Anslow & Jaclin, Peter Goldstein and Joseph Scutaro. Additionally, GroupNow will use its reasonable best efforts to file a registration statement on Form S-8 registering 30,000 of the 230,000 shares to be issued to Flashstar Funding Corp.(or its designees), provided that the shares are issued consistent with the requirements for use of Form S-8.

  The individual issuances are contingent on a release from the respective parties of any liabilities owed by PreCom.

  At present we do not anticipate issuing any shares to creditors of GroupNow to satisfy any outstanding liabilities it may have.

  Flashstar Funding Corp. is currently a holder of 7.73% of our Common Stock.

  The majority of GroupNow's legal work, including work relating to SEC filings, securities sales, and litigation will be provided by the law firm of Kogan Taubman & Neville, LLC. Mr. Taubman, a partner at the law firm of Kogan Taubman & Neville, LLC., is also GroupNow's executive vice president, its general counsel and a member of its board of directors. As a result of Mr. Taubman's relationship with both GroupNow, Inc. and Kogan Taubman & Neville, LLC, GroupNow receives a 30% discount on all legal work billed to them and Mr. Taubman does not bill his time for work done on their behalf. During the six months ended June 30, 2001 we incurred $19,343 related to these legal services. We incurred $47,398 related to these services in fiscal year 2000 and none in 1999.

  ANNUAL REPORT AND PERIOD REPORTS FILED ON FORM 10-KSB AND 10-QSB

  We filed an Amended Annual Report on Form 10-KSB, as amended, for fiscal year 2000 with the Securities and Exchange Commission on August 23, 2001 and filed a periodic report on Form 10-QSB on August 16, 2001. These documents are incorporated herein by reference. Shareholders may obtain copies of these reports, without charge, by writing to Mr. Nicholas M. Calapa, our President and Chief Executive Officer, at our principal offices located at 2001 West Main Street, Suite 208, Stamford, CT 06902 or by calling our offices at (203) 961-0306.

  SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Issuer has duly caused the report to be signed on its behalf by the undersigned thereto duly authorized.

  PreCom Technology, Inc.
  Dated: September 3, 2001

  /s/ Nicholas M. Calapa
  Name: Nicholas M. Calapa
  Title:President

  V. EXHIBITS

  EXHIBITS INDEX

  Exhibet No.

Annex A. Share Exchange Agreement	2
Annex B. Consulting Agreement with Greenwich Financial	2.1